                                AMENDMENT NO. 1

                                       to

        AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1,1999
                                    Between
                          TRAVELERS INSURANCE COMPANY
                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (Ceding Company)
                                      and
                         AXA RE LIFE INSURANCE COMPANY
                                  now known as
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                            as of September 14, 2000
                                  (Reinsurer)


Effective May 1, 2000, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE B, INVESTMENT FUNDS is replaced by the attached Schedule B adding new funds

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS, LIFE AND ANNUITY COMPANY

By:     [ILLEGIBLE]                                   Date: March 9, 2001
        --------------------------------------------        --------------
        [ILLEGIBLE]

Attest: [ILLEGIBLE]
        --------------------------------------------

AXA RE LIFE INSURANCE COMPANY (now known as AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY as of September 14, 2000)

By:     -s- Michael S. Sakoulas                       Date: 1 March 2001
        --------------------------------------------        --------------
        Michael S. Sakoulas, Senior Vice President

By:     -s- Josee DeRoy                               Date: 1 MARCH 2001
        --------------------------------------------        --------------
        Josee DeRoy, Vice President

By:     -s- Julia Cornely
        --------------------------------------------
        Julia Cornely, Assistant Vice President

Travelers Treaty No. 99031, Effective November 1, 1999
Amendment No. 1, Effective May 1, 2000

                                   SCHEDULE B

                                INVESTMENT FUNDS

VINTAGE XTRA                                              STATUS
Alliance Growth Portfolio
Alliance Premier Growth Portfolio Class B
American Funds Global Growth Fund
American Variable Insurance Series Growth-Income Fund
American Variable Insurance Series Growth Fund
Equity Income Portfolio (Fidelity)
Fidelity VIP II Contrafund Portfolio - Service Class
Franklin Small Cap Investment Fund Class 2
Greenwich St. Equity Index Portfolio Class II
Janus Aspen Aggressive Growth Portfolio/Service Shares    Added May 1,2000
Large Cap Portfolio (Fidelity)
MFS Emerging Growth Portfolio
MFS Research Portfolio
MFS Total Return Portfolio
Salomon Brothers Capital Fund
Salomon Brothers Investors Fund
Salomon Brothers Small Cap Growth Fund
Smith Barney Aggressive Growth Portfolio
Smith Barney Appreciation Portfolio
Smith Barney Diversified Strategic Income Portfolio
Smith Barney High Income Portfolio
Smith Barney International Equity Portfolio
Smith Barney Large Cap Growth Portfolio
Smith Barney Large Cap Value Portfolio
Smith Barney Mid Cap Portfolio
Smith Barney Money Market Portfolio
Smith Barney Total Return Portfolio
Strategic Stock Portfolio
Templeton International Fund Class 2
Travelers Disciplined Small Cap Stock Portfolio
Travelers Managed Income Portfolio
Van Kampen Emerging Growth Portfolio
Van Kampen Enterprise Portfolio

Travelers Treaty No. 99031, Effective November 1, 1999
Amendment No. 1, Effective May 1, 2000

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (CONTINUED)

PORT ARCH XTRA                                          STATUS
Alliance Growth Portfolio
Alliance Premier Growth Portfolio Class B
Delaware Investments REIT Series
Dreyfus Capital Appreciation
Dreyfus Small Cap
Equity Income Portfolio (Fidelity)
Federated High Yield
Federated Stock
Fidelity VIP II Contrafund Portfolio - Service Class
Greenwich St. Equity Index Portfolio Class II
Janus Balanced Portfolio
Janus Capital Appreciation
Janus Global Life Sciences Portfolio
Janus Global Technology Portfolio
Janus Worldwide Growth Portfolio
Large Cap Portfolio (Fidelity)
Lazard International Stock
MFS Emerging Growth Portfolio
MFS Mid Cap Growth
MFS Research Portfolio
MFS Total Return Portfolio
Putnam Diversified Income
Salomon Brothers Capital Fund
Salomon Brothers Investors Fund
Salomon Brothers Small Cap Growth Fund
Strategic Stock Portfolio
TIC Convertible Bond
TIC Disciplined Mid Cap Stock
TIC Money Market Portfolio
Travelers Disciplined Small Cap Stock Portfolio
Travelers Quality Bond Account
Warburg Pincus Emerging Markets

Travelers Treaty No. 99031, Effective November 1, 1999
Amendment No. 1, Effective May 1, 2000

                                                             JULIA CORNELY, FLMI
                                                        ASSISTANT VICE PRESIDENT
                    [GRAPHIC]             REINSURANCE SOLUTION - TREATY SERVICES
                                                            PHONE (212) 859-0532
                                                              FAX (212) 859-0575
                                        JULIA.CORNELY@AXA-CORPORATESOLUTIONS.COM

LIFE, HEALTH & ANNUITY REINSURANCE

November  1,  2001

Mr. Paul Weissman, FSA, MAAA
Second Vice President & Actuary
Travelers Insurance Company
One Tower Square - 7MS
Hartford, CT 06183

Dear Paul,

This letter concerns the Vintage XTRA GMDB new business facility that has been available to Travelers for a period of two years under Reinsurance Agreement No. 99031 dated November 1, 1999.

We find that AXA Corporate Solutions can not offer a renewal of the new business facility under the current structure of the Agreement. In accordance with the termination provisions set forth under Article XX, Duration of Agreement, AXA Corporate Solutions hereby provides you with 180 days prior written notification of our intent to TERMINATE AGREEMENT NO. 99031 FOR NEW BUSINESS AS OF APRIL 30, 2002.

As indicated in our letter dated August 6, 2001, AXA Corporate Solutions values Travelers Insurance Company as our business partner. Should new reinsurance terms be successfully negotiated under our revised reinsurance structure, a new Agreement will be prepared to replace terminated Agreement 99031. Please call our underwriter, Dina Greenbaum, if you have any questions.

This letter is sent in duplicate original for acknowledgement of receipt and countersignature. Kindly secure signatures on behalf of the Travelers Companies, retain one original for filing in your copy of the Agreement and return one original to AXA for filing.

                AXA Corporate Solutions Life Reinsurance Company
 17 State Street, New York, New York 10004-1501 Telephone:(212) 859-0555
                               Fax:(212) 859-0537

Mr. Paul Weissman                                                        Page 2
November 1, 2001

Please let us know if you have any concerns that you would like to discuss. Thank you.

SIGNED FOR AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY:

-s- Michael W. Pado                      -s- Julia Cornely
---------------------------------        ---------------------------------
Michael W. Pado, President & CUO         Julia Cornely, Assistant Vice President

SIGNED FOR TRAVELERS INSURANCE COMPANY AND TRAVELERS LIFE AND ANNUITY COMPANY:

-s- Paul Weissman                        -s- Richard P. Rubin
---------------------------------        ---------------------------------
Paul Weissman, Second Vice President     Name/Title: Richard P. Rubin, Counsel

cc: D. Greenbaum

                                AMENDMENT NO. 2 TO
         AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1,1999
                                    between
                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY
                              (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS, LIFE AND ANNUITY COMPANY

By:     -s- Paul Weissman                             Date: 6/3/02
        --------------------------------------------        --------------
        Name/Title Paul Weissman 2nd VP & Actuary

Attest: [ILLEGIBLE]
        --------------------------------------------
        Name/Title [ILLEGIBLE]

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael W. Pado                           Date: 28 May 2002
        --------------------------------------------        --------------
        Michael W. Pado, President

By:     -s- Dina Greenbaum
        --------------------------------------------
        Dina Greenbaum, Assistant Vice President

Attest: -s- Julia Comely
        --------------------------------------------
        Julia Comely, Assistant Vice President

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 2

                                   SCHEDULE B

                                INVESTMENT FUNDS

VINTAGE XTRA                                               STATUS
Alliance Growth Portfolio
Alliance Premier Growth Portfolio Class B
American Funds Global Growth Fund
American Variable Insurance Series Growth-Income Fund
American Variable Insurance Series Growth Fund
Equity Income Portfolio (Fidelity)
Fidelity VIP II Contrafund Portfolio - Service Class
Franklin Small Cap Investment Fund Class 2
Greenwich St. Equity Index Portfolio Class II
Janus Aspen Aggressive Growth Portfolio/Service Shares     Added May 1,2000
Large Cap Portfolio (Fidelity)
MFS Emerging Growth Portfolio
MFS Research Portfolio
MFS Total Return Portfolio
Salomon Brothers Capital Fund
Salomon Brothers Investors Fund
Salomon Brothers Small Cap Growth Fund
Smith Barney Aggressive Growth Portfolio
Greenwich Street Appreciation Portfolio
Greenwich Street Diversified Strategic Income Portfolio
Greenwich Street Total Return Portfolio                    Replaced by Greenwich Street Series Fundamental Value
                                                           Portfolio as of May 1, 2001
Smith Barney High Income Portfolio
Smith Barney International Equity Portfolio                Now known as Smith Barney International All Cap
                                                           Growth Portfolio as of February 28, 2001
Smith Barney Large Cap Growth Portfolio
Smith Barney Large Cap Value Portfolio
Smith Barney Mid Cap Portfolio                             Now known as Smith Barney Mid Cap Core Portfolio as
                                                           of May 1, 2001
Smith Barney Money Market Portfolio
Smith Barney Large Cap Core Portfolio                      Added May 1, 2001
Smith Barney Premier Selection All Cap Growth Portfolio    Added May 1, 2001
Smith Barney Small Cap Growth Opportunities Portfolio      Added May 1,2001
Strategic Stock Portfolio                                  Merged into Salomon Brothers Investors Fund as of
                                                           September 3, 2001
Templeton International Fund Class 2
Travelers Disciplined Small Cap Stock Portfolio            Merged into Salomon Brothers Investors Fund as of
                                                           September 3, 2001
Travelers Managed Income Portfolio
Van Kampen Emerging Growth Portfolio
Van Kampen Enterprise Portfolio
AIM V.I. Value Fund                                        Added May 1,2001
AIM Capital Appreciation Portfolio                         Added May 1,2001
PIMCO Total Return Bond Portfolio                          Added May 1,2001
Putnam VT International Growth Fund - Class IB Shares      Added May 1,2001
Putnam VT Small Cap Value Fund - Class IB Shares           Added May 1, 2001
Putnam VT Voyager II Fund - Class IB Shares                Added May 1,2001

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 2

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (CONTINUED)

PORT ARCH XTRA                                           STATUS
Alliance Growth Portfolio
Alliance Premier Growth Portfolio Class B
Delaware Investments REIT Series
Dreyfus Capital Appreciation
Dreyfus Small Cap
Equity Income Portfolio (Fidelity)
Federated High Yield
Federated Stock
Fidelity VIP II Contrafund Portfolio - Service Class
Fidelity VIP III Dynamic Capital Appreciation-Service
 Class 2                                                 Added May 1, 2001
Fidelity VIP III Mid Cap Portfolio- Service Class 2      Added May 1, 2001
Greenwich St. Equity Index Portfolio Class II
Janus Balanced Portfolio
Janus Capital Appreciation
Janus Global Life Sciences Portfolio
Janus Global Technology Portfolio
Janus Worldwide Growth Portfolio
Large Cap Portfolio (Fidelity)
Lazard International Stock
MFS Emerging Growth Portfolio
MFS Mid Cap Growth
MFS Research Portfolio
MFS Total Return Portfolio
Putnam Diversified Income                                Closed May 1, 2001
Salomon Brothers Capital Fund
Salomon Brothers Investors Fund
Salomon Brothers Small Cap Growth Fund
Strategic Stock Portfolio                                Merged into Salomon Brothers Investors Fund as of
                                                         September 3, 2001
TIC Convertible Bond
TIC Disciplined Mid Cap Stock
TIC Money Market Portfolio
Travelers Disciplined Small Cap Stock Portfolio          Merged into Salomon Brothers Investors Fund as of
                                                         September 3, 2001
Travelers Quality Bond Account
Warburg Pincus Emerging Markets
AIM V.I. Value Fund                                      Added May 1, 2001
AIM Capital Appreciation Portfolio                       Added May 1, 2001
PIMCO Total Return Bond Portfolio                        Added May 1, 2001
Putnam VT International Growth Fund - Class IB Shares    Added May 1, 2001
Putnam VT Small Cap Value Fund - Class IB Shares         Added May 1, 2001
Putnam VT Voyager II Fund - Class IB Shares              Added May 1, 2001
Van Kampen Comstock Portfolio Class II Shares            Added May 1, 2001
Van Kampen Enterprise Portfolio Class II Shares          Added May 1, 2001

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 2

                               AMENDMENT NO. 3 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1,1999
                                    between
                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

A. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

B. For the variable annuity contracts reinsured hereunder that are issued with any of the riders shown below, the REINSURER hereby agrees that reinsurance coverage shall be provided under the existing terms of this Agreement without change. The REINSURER, however, will not cover any benefit resulting from these riders.

Description                Form No.     Effective Date
-----------------------   ----------   ------------------
Enhanced Stepped-Up DB    L/TL-22320   January 1,2001
                          L/TL-22332   May 1,2001

Spousal Continuance       L/TL-22322   January 2, 2001
                          L/TL-22344   November 1,2001
                          L/TL-22345   May 1,2002

Inherited Contract        L/TL-22353   December 16, 2001

Beneficiary Continuance   L/TL-22334   December 16, 2001

Planned Death Benefit     L/TL-22327   April 30, 2002

C. Effective August 1, 2002, certain death benefit calculations shall be revised as described below:

     1. The variable annuity contracts reinsured hereunder contain a provision that substitutes the contract value for the contractual death benefit if the CEDING COMPANY is notified of the annuitant's death later than six (6) months from the annuitant's date of death.

     2. The CEDING COMPANY will waive this six-month notification provision and will calculate the contractual death benefit as described under the terms of the variable annuity contract as if this provision did not exist.

     3. The REINSURER hereby acknowledges and accepts the above-described revised procedure.

     4. The above-described procedure shall apply to all annuitant deaths reported to the CEDING COMPANY on or after the effective date shown above in this Paragraph C and will not apply retroactively to annuitant deaths previously reported.

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 3

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     [ILLEGIBLE]                                   Date: 2/10/03
        --------------------------------------------        --------------
        Name/Title 2nd VP & Actuary

Attest: [ILLEGIBLE]
        --------------------------------------------
        Name/Title Actuary


AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael W. Pado                           Date:
        --------------------------------------------        --------------
        Michael W. Pado, President

By:     -s- Michael S. Sakoulas
        --------------------------------------------
        Michael S. Sakoulas, Senior Vice President

By:     -s- Julia Comely
        --------------------------------------------
        Julia Comely, Assistant Vice President

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 3

                                   SCHEDULE B

                                INVESTMENT FUNDS


VINTAGE XTRA                                                                        STATUS
AIM Capital Appreciation Portfolio                                                  Added May 1, 2001
AIM V.I. Value Fund now known as AIM V.I.
  Premier Equity Fund - Series I                                                    Added May 1, 2001. Name changed April 30, 2002.
Alliance Growth Portfolio
Alliance Premier Growth Portfolio Class B
Alliance Growth & Income - Class B                                                  Added May 1,2002
American Funds Global Growth Fund
American Variable Insurance Series Growth-Income Fund
American Variable Insurance Series Growth Fund
Equity Income Portfolio (Fidelity)
Fidelity VIP II Contrafund Portfolio - Service Class
Fidelity VIP III Mid Cap Portfolio - Service Class 2                                Added May 1, 2002
Franklin Small Cap Investment Fund Class 2
Greenwich Street Appreciation Portfolio
Greenwich Street Diversified Strategic Income Portfolio
Greenwich Street Equity Index Portfolio Class II
Greenwich Street Total Return Portfolio replaced by
  Greenwich Street Series Fundamental Value Portfolio                               Replaced May 1,2001
Janus Aspen Aggressive Growth Portfolio/Service Shares                              Added May 1,2000
Large Cap Portfolio (Fidelity)
MFS Emerging Growth Portfolio
MFS Research Portfolio
MFS Total Return Portfolio
PIMCO Total Return Bond Portfolio now known as PIMCO                                Added May 1,2001
  Total Return Portfolio - Administrative Class                                     Name changed May 1, 2002
Putnam VT International Growth Fund - Class IB Shares                               Added May 1,2001
Putnam VT Small Cap Value Fund - Class IB Shares                                    Added May 1,2001
Putnam VT Voyager II Fund - Class IB Shares                                         Added May 1, 2001
Salomon Brothers Capital Fund
Salomon Brothers Investors Fund
Salomon Brothers Small Cap Growth Fund
Smith Barney Aggressive Growth Portfolio
Smith Barney High Income Portfolio
Smith Barney International Equity Portfolio now
known as Smith Barney International All Cap Growth Portfolio                        Name changed February 28, 2001
Smith Barney Large Cap Growth Portfolio
Smith Barney Large Cap Value Portfolio
Smith Barney Mid Cap Portfolio now known as
  Smith Barney Mid Cap Core Portfolio                                               Name changed May 1, 2001
Smith Barney Money Market Portfolio
Smith Barney Large Cap Core Portfolio                                               Added May 1,2001
Smith Barney Premier Selection All Cap Growth Portfolio                             Added May 1,2001
Smith Barney Small Cap Growth Opportunities Portfolio                               Added May 1,2001
Strategic Stock Portfolio merged into Salomon
  Brothers Investors Fund                                                           Merged September 3, 2001
Templeton International Fund Class 2 now known as Templeton                         Name changed May 1, 2002
  Foreign Securities Fund Class 2
Mutual Share Securities Fund - Class 2 (Templeton)                                  Added May 1,2002
Travelers Disciplined Small Cap Stock
  Portfolio merged into Salomon Brothers Investors Fund                             Merged September 3, 2001
Travelers Managed Income Portfolio
Van Kampen Emerging Growth Portfolio
Van Kampen Enterprise Portfolio

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 3

                                   SCHEDULE B

                                INVESTMENT FUNDS


PORT ARCH XTRA                                                  STATUS
AIM Capital Appreciation Portfolio                              Added May 1, 2001
AIM V.I. Value Fund now known as AIM V.I.
   Premier Equity Fund- Series I                                Added May 1, 2001. Name changed April 30, 2002.
Alliance Growth Portfolio
Alliance Premier Growth Portfolio Class B
Delaware Investments REIT Series now
  known as VIP REIT Series - Standard Class                     Name changed May 1, 2002
Dreyfus Capital Appreciation
Dreyfus Small Cap
Equity Income Portfolio (Fidelity)
Federated High Yield
Federated Stock
Fidelity VIP II Contrafund Portfolio - Service Class
Fidelity VIP III Dynamic Capital Appreciation-
Service Class 2                                                 Added May 1, 2001
Fidelity VIP III Mid Cap Portfolio- Service Class 2             Added May 1,2001
Greenwich Street Equity Index Portfolio Class II
Greenwich Street Emerging Growth Fund                           Added May 1, 2002
Greenwich Street Growth & Income Fund                           Added May 1,2002
Janus Balanced Portfolio
Janus Capital Appreciation
Janus Global Life Sciences Portfolio
Janus Global Technology Portfolio
Janus Worldwide Growth Portfolio
Large Cap Portfolio (Fidelity)
Lazard International Stock
MFS Emerging Growth Portfolio
MFS Mid Cap Growth
MFS Research Portfolio
MFS Total Return Portfolio
PIMCO Total Return Bond Portfolio NOW KNOWN AS PIMCO            Added May 1, 2001
  Total Return Portfolio - Administrative Class                 Name changed May 1, 2002
Putnam Diversified Income                                       Closed to new contract owners May 1, 2001
Putnam VT International Growth Fund - Class IB Shares           Added May 1, 2001
Putnam VT Small Cap Value Fund - Class IB Shares                Added May 1,2001
Putnam VT Voyager II Fund - Class IB Shares                     Added May 1,2001
Salomon Brothers Capital Fund
Salomon Brothers Investors Fund
Salomon Brothers Variable Large Cap Growth Fund                 Added May 1, 2002
Salomon Brothers Small Cap Growth Fund
Strategic Stock Portfolio merged into
  Salomon Brothers Investors Fund                               Merged September 3, 2001
Mutual Share Securities Fund - Class 2 (Templeton)              Added May 1, 2002
Templeton Growth Securities Fund - Class 2                      Added May 1,2002
TIC Convertible Bond now known as
  Travelers Convertible Securities Portfolio                    Name changed May 1, 2002
TIC Disciplined Mid Cap Stock
TIC Money Market Portfolio
Travelers Disciplined Small Cap Stock
Portfolio merged into Salomon Brothers Investors Fund           Merged September 3, 2001
Travelers Quality Bond Account
                                                                Continued on next page

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 3

                                   SCHEDULE B

                                INVESTMENT FUNDS


PORT ARCH XTRA                                                                STATUS
Van Kampen Comstock Portfolio Class II Shares                                 Added May 1,2001
Van Kampen Enterprise Portfolio Class II Shares                               Added May 1,2001
Warburg Pincus Emerging Markets now known as Credit
  Suisse Emerging Markets Portfolio                                           Name changed December 12, 2001

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 3

                               Amendment No. 4 to

        AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1,1999

                                    between

                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary

                       TRAVELERS LIFE AND ANNUITY COMPANY
                              (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     1. SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached revised Schedule A to add the PURCHASE PAYMENT CREDIT ENDORSEMENT as a covered form hereunder. The REINSURER agrees to continue the reinsurance hereunder, without any changes to the underlying terms, on inforce reinsured contracts that are offered the PURCHASE PAYMENT CREDIT ENDORSEMENT, L/TL-22375 affecting additional purchase payments made on or after May 1, 2003.

     2. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:                                                 Date:  5/8/03
        ---------------------------------                 ----------------------
        Name/Title 2d VP & Actuary

Attest:
        ---------------------------------
        Name/Title Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael S. Sakoulas                     Date: April 17, 2003
        ---------------------------------                 ----------------------
        Michael S. Sakoulas, Senior Vice President

By:     -s- Josee DeRoy
        ---------------------------------
        Josee DeRoy, Vice President

Attest: -s- Julia Cornely
        ---------------------------------
        Julia Cornely, Assistant Vice President

The Travelers Companies, Agreement No. 99031, Effective November 1,1999
  Amendment No. 4

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Quota-Share Percentage: 100%

B.   Issue Dates: Contracts issued on or after November 1, 1999.

C.   GMDB Reinsured:

     -    Basic Benefit for Ages 0-80: Return of Net Considerations

     - Optional Enhanced Benefit for issue ages 0-75: Annual Ratchet to attained age 80; GMDB frozen thereafter, and reduced proportionately for withdrawals

D.   Related Contracts:

     - Travelers Vintage XTRA (contract forms: TL-22240, L-22240 and State variations)

     - Travelers Portfolio Architect XTRA (contract forms: TL-22240, L-22240 and State variations)

     - Effective May 1, 2003, Purchase Payment Credit Endorsement (TL-22375 and L-22375 and state variations)

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 4

                                   SCHEDULE B

                                INVESTMENT FULDS

VINTAGE XTRA                                                       STATUS
-----------------------------------------------------------        ----------------------------------------------
AIM Capital Appreciation Portfolio                                 Added May 1, 2001
  AIM V.I. Value Fund now known as AIM V.I.                        Added May 1, 2001. Name changed April 30, 2002.
Premier Equity Fund - Series I
Alliance Growth Portfolio
Alliance Premier Growth Portfolio Class B
Alliance Growth & Income - Class B                                 Added May 1, 2002
American Funds Global Growth Fund
American Variable Insurance Series Growth-Income Fund
American Variable Insurance Series Growth Fund
Equity Income Portfolio (Fidelity)
Fidelity VIP II Contrafund Portfolio - Service Class
Fidelity VIP III Mid Cap Portfolio - Service Class 2               Added May 1, 2002
Franklin Small Cap Investment Fund Class 2
Greenwich Street Appreciation Portfolio
Greenwich Street Diversified Strategic Income Portfolio
Greenwich Street Equity Index Portfolio Class II
Greenwich Street Total Return Portfolio replaced by Greenwich
  Street Series Fundamental Value Portfolio                        Replaced May 1, 2001
Janus Aspen Aggressive Growth Portfolio/Service Shares             Added May 1, 2000
Large Cap Portfolio (Fidelity)
MFS Emerging Growth Portfolio
MFS Research Portfolio
MFS Total Return Portfolio
  PIMCO Total Return Bond Portfolio now known as                   Added May 1, 2001 Name changed May 1, 2002
PIMCO Total Return Portfolio - Administrative Class
Putnam VT International Growth Fund - Class IB Shares              Added May 1, 2001
Putnam VT Small Cap Value Fund - Class IB Shares                   Added May 1, 2001
Putnam VT Voyager II Fund - Class IB Shares                        Added May 1, 2001
Salomon Brothers Capital Fund
Salomon Brothers Investors Fund
Salomon Brothers Small Cap Growth Fund
Smith Barney Aggressive Growth Portfolio
Smith Barney High Income Portfolio
Smith Barney International Equity Portfolio now known              Name changed February 28, 2001
as Smith Barney International All Cap Growth Portfolio
Smith Barney Large Cap Growth Portfolio
Smith Barney Large Cap Value Portfolio
Smith Barney Mid Cap Portfolio now known as                        Name changed May 1, 2001
 Smith Barney Mid Cap Core Portfolio
Smith Barney Money Market Portfolio
Smith Barney Large Cap Core Portfolio                              Added May 1, 2001
Smith Barney Premier Selection All Cap Growth Portfolio            Added May 1, 2001
Smith Barney Small Cap Growth Opportunities Portfolio              Added May 1, 2001
Smith Barney Multiple Discipline Trust                             Added October 1, 2002
     All Cap  Growth and Value Portfolio
     Large Cap Growth  and Value Portfolio
     Global All Cap Growth  Portfolio
     Balanced All Cap Growth and Value
Strategic Stock Portfolio merged into Salomon                      Merged September 3, 2001
 Brothers Investors Fund
Templeton International Fund Class 2 now known                     Name changed May 1, 2002
 as Templeton Foreign Securities Fund Class 2
Mutual Share Securities Fund - Class 2 (Templeton)                 Added May 1, 2002

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

VINTAGE XTRA                                                       STATUS
-----------------------------------------------------------        ----------------------------------------------
Travelers Disciplined Small Cap Stock Portfolio                    Merged September 3, 2001
merged into Salomon Brothers Investors Fund
Travelers Managed Income Portfolio
Van Kampen Emerging Growth Portfolio
Van Kampen Enterprise Portfolio

PORT ARCH XTRA                                                     STATUS
-----------------------------------------------------------        ----------------------------------------------
AIM Capital Appreciation Portfolio                                 Added May 1, 2001
AIM V.I. Value Fund now known as AIM V.I.                          Added May 1, 2001. Name changed April 30, 2002.
Premier Equity Fund- Series I
Alliance Growth Portfolio
Alliance Premier Growth Portfolio Class B
Delaware Investments REIT Series now known                         Name changed May 1, 2002
as VIP REIT Series - Standard Class
Dreyfus Capital Appreciation
Dreyfus Small Cap
Equity Income Portfolio (Fidelity)
Federated High Yield
Federated Stock
Fidelity VIP II Contrafund Portfolio - Service Class
Fidelity VIP III Dynamic Capital Appreciation-Service Class 2      Added May 1, 2001
Fidelity VIP III Mid Cap Portfolio- Service Class 2                Added May 1,2001
Greenwich Street Equity Index Portfolio Class II
Greenwich Street Emerging Growth Fund                              Added May 1, 2002
Greenwich Street Growth & Income Fund                              Added May 1,2002
Janus Balanced Portfolio
Janus Capital Appreciation
Janus Global Life Sciences Portfolio
Janus Global Technology Portfolio
Janus Worldwide Growth Portfolio
Large Cap Portfolio (Fidelity)
Lazard International Stock
MFS Emerging Growth Portfolio
MFS Mid Cap Growth
MFS Research Portfolio
MFS Total Return Portfolio
PIMCO Total Return Bond Portfolio now known as                     Added May 1, 2001
  PIMCO Total Return Portfolio - Administrative Class              Name changed May 1, 2002
Putnam Diversified Income                                          Closed to new contract owners May 1, 2001
Putnam VT International Growth Fund - Class IB Shares              Added May 1,2001
Putnam VT Small Cap Value Fund - Class IB Shares                   Added May 1, 2001
Putnam VT Voyager II Fund - Class IB Shares                        Added May 1,2001
Salomon Brothers Capital Fund
Salomon Brothers Investors Fund
Salomon Brothers Variable Large Cap Growth Fund                    Added May 1,2002
Salomon Brothers Small Cap Growth Fund
Strategic Stock Portfolio merged into Salomon                      Merged September 3, 2001
Brothers Investors Fund
Mutual Share Securities Fund - Class 2 (Templeton)                 Added May 1,2002
Templeton Growth Securities Fund - Class 2                         Added May 1,2002
TIC Convertible Bond now known as Travelers                        Name changed May 1, 2002
  Convertible Securities Portfolio

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

PORT ARCH XTRA                                        STATUS
-----------------------------------------------       ------------------------------
TIC Disciplined Mid Cap Stock
TIC Money Market Portfolio
Travelers Disciplined Small Cap Stock Portfolio       Merged September 3, 2001
  merged into Salomon Brothers Investors Fund
Travelers Quality Bond Account
Van Kampen Comstock Portfolio Class II Shares         Added May 1,2001
Van Kampen Enterprise Portfolio Class II Shares       Added May 1,2001
Warburg Pincus Emerging Markets now known as          Name changed December 12, 2001
  Credit Suisse Emerging Markets Portfolio

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 4

                               AMENDMENT NO. 5 TO

        AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1,1999

                                    between

                          TRAVELERS INSURANCE COMPANY

                               and its Subsidiary

                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     1. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

     2. Effective September 1, 2003, this Agreement is hereby amended to document the continuation of reinsurance on contracts in force hereunder that elect the Guaranteed Minimum Withdrawal Benefit (GMWB) available under the Guaranteed Minimum Withdrawal Rider (see Specimen Form No. L-22369, attached hereto).

          a. Contracts that make the election shall continue to be reinsured hereunder at existing reinsurance terms unless and until aggregate GMWB elections reach twenty million ($20,000,000) of GMDB Value (trigger point) as measured by the reported GMDB Value for the subject contracts at the end of each reporting month.

          b. Effective beginning in the month that aggregate elections reach the $20 million trigger point defined above, and continuing thereafter for the duration of coverage specified in Article XX, the contracts that have elected the GMWB will be subject to an increase in reinsurance premiums as shown in Exhibit I.

          c. The revised reinsurance premiums shall remain unchanged as long as the cost to the contractholder for the GMWB equals the current cost of 40 basis points. Any modification in the cost of the GMWB Rider to the contractholder may result in revised reinsurance premiums in accordance with Article XV. Such revised reinsurance premiums shall not exceed the limits shown in Exhibit I.

          d. The CEDING COMPANY shall monitor GMWB elections and shall employ the revised reinsurance premiums in the month that the above-defined trigger point is hit.

          e. For monitoring purposes, the CEDING COMPANY shall indicate by code on the seriatim data file (Schedule C) such contracts that elect the GMWB.

          f.   The REINSURER does not cover any benefit resulting from the GMWB.

          To document these terms:

          SCHEDULE C, SUGGESTED DATA LAYOUT, is hereby replaced by the attached revised Schedule C, to add a GMWB Indicator in order to monitor elections.

          EXHIBIT I, REINSURANCE PREMIUMS, is hereby replaced by the attached revised Exhibit I, to set forth the reinsurance premiums applicable to contracts that elect the GMWB effective beginning in the month that such elections hit the trigger point as described above.

The Travelers Companies, Agreement No. 99031, Effective November 1,1999
 Amendment No. 5

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     [ILLEGIBLE]                                      Date: 9/9/03
        ---------------------------------                -----------------------
          Name/Title [ILLEGIBLE]

Attest: [ILLEGIBLE]                                      Date: 9/11/03
        ---------------------------------                -----------------------
          Name/Title [ILLEGIBLE]

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael S. Sakoulas                    Date: July 25, 2003
        ---------------------------------                -----------------------
        Michael S. Sakoulas, Senior Vice President


By:     -s- Betsy A. Barnes
        ---------------------------------
        Betsy A. Barnes Assistant Vice President

Attest: -s- Julia Cornely
        ---------------------------------
        Julia Cornely, Assistant Vice President

The Travelers Companies, Agreement No. 99031, Effective November 1,1999
 Amendment No. 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                 FUNDS AND STATUS

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.
     AllianceBemstein Growth and Income Portfolio - Class B (name changed May 1,
       2003; formerly Alliance Growth & Income - Class B, added May 1, 2002) AllianceBernstein Premier Growth - Class B (name changed May 1, 2003;
       formerly Alliance Premier Growth Portfolio Class B)

AMERICAN FUNDS INSURANCE SERIES
     Global Growth Fund - Class 2 Shares
     Growth Fund - Class 2 Shares
     Growth-Income Fund - Class 2 Shares

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Small Cap Investment Fund - Class 2 Shares
     Mutual Share Securities Fund - Class 2 Shares (added May 1, 2002) Templeton Developing Markets Securities Fund - Class 2 Shares (added
       May 1, 2003)
     Templeton Foreign Securities Fund - Class 2 Shares (name changed
       May 1, 2002; formerly Templeton International Fund Class 2)

GREENWICH STREET SERIES FUND
     Appreciation Portfolio
     Diversified Strategic Income Portfolio
     Equity Index Portfolio - Class II Shares
     Fundamental Value Portfolio (added May 1, 2001)

JANUS ASPEN SERIES
     Mid Cap Growth Portfolio - Service Shares (name changed May 1, 2003;
       formerly Janus Aspen Aggressive Growth Portfolio/Service Shares, added May 1, 2000)

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 1, 2003)

LORD ABBETT SERIES FUND, INC.
     Growth and Income Portfolio (added May 1, 2003)
     Mid-Cap Value Portfolio (added May 1, 2003)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class
     Total Return Portfolio - Administrative Class (name changed May 1, 2002;
       formerly PIMCO Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
     Putnam VT International Equity Fund - Class IB Shares (name changed
       April 30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)
     Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
     All Cap Fund - Class I (name changed April 30, 2003; formerly Salomon Brothers Capital Fund)
     Investors Fund - Class I
     Small Cap Growth Fund - Class I

SMITH BARNEY INVESTMENT SERIES
     Smith Barney Large Cap Core Portfolio (added May 1, 2001)
     Smith Barney Premier Selection All Cap Growth Portfolio (added May 1, 2001)

SMITH BARNEY MULTIPLE DISCIPLINE TRUST (added October 1, 2002)
     All Cap Growth and Value
     Balanced All Cap Growth and Value
     Global All Cap Growth and Value
     Large Cap Growth and Value

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS


THE TRAVELERS SERIES TRUST
     Equity Income Portfolio (Fidelity)
     Large Cap Portfolio (Fidelity)
     Lazard International Stock Portfolio (added May 1, 2003)
     MFS Emerging Growth Portfolio
     MFS Research Portfolio
     Pioneer Fund Portfolio (added May 1, 2003)

TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001)
     Alliance Growth Portfolio
     MFS Total Return Portfolio
     Smith Barney Aggressive Growth Portfolio
     Smith Barney High Income Portfolio
     Smith Barney Large Capitalization Growth Portfolio
     Smith Barney Mid Cap Core Portfolio (name changed May 1, 2001; formerly Smith Barney Mid Cap Portfolio)
     Smith Barney Money Market Portfolio
     Travelers Managed Income Portfolio
     Van Kampen Enterprise Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST
     Emerging Growth Portfolio Class I Shares

VARIABLE ANNUITY PORTFOLIOS
     Smith Barney Small Cap Growth Opportunities Portfolio(added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund Portfolio - Service Class (Fidelity)

VARIABLE INSURANCE PRODUCTS FUND III
     Mid Cap Portfolio - Service Class 2 (Fidelity) (added May 1, 2002)

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

     Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
       Investors Fund
     Travelers Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon Brothers Investors Fund
     Greenwich Street Series Fundamental Value Portfolio replaces Greenwich
       Street Total Return Portfolio May 1, 2001
     AIM V.I. Premier Equity Fund - Series I (closed to new contract owners
       May 1, 2003; name chan ged April 30, 2002; formerly AIM V.I. Value Fund, added May 1, 2001)
     Putnam VT Discovery Growth Fund- Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)
     Smith Barney International All Cap Growth Portfolio (closed to new contract owners May 1, 2003; name changed February 28, 2001; formerly Smith Barney International Equity Portfolio,)
     Smith Barney Large Cap Value Portfolio (closed to new contract owners
       May 1, 2003)

                                                   Continued on next page...

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS


     Capital Appreciation Fund (Janus)
     Money Market Portfolio (Travelers)

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.
     AllianceBernstein Premier Growth - Class B (name changed May 1, 2003; formerly Alliance Premier Growth Portfolio Class B)

AMERICAN FUNDS INSURANCE SERIES
     Global Growth Fund - Class 2 Shares (added May 1, 2003)
     Growth Fund - Class 2 Shares (added May 1, 2003)
     Growth-Income Fund - Class 2 Shares (added May 1, 2003)

DELAWARE VIP TRUST
     VIP REIT Series - Standard Class (name changed May 1, 2002; formerly Delaware Investments REIT Series)

DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio - Initial Shares
     Developing Leaders Portfolio - Initial Shares (name changed February 2, 2003; formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Mutual Share Securities Fund - Class 2 Shares (added May 1, 2002) Templeton Developing Markets Securities Fund - Class 2 Shares (added
       May 1, 2003)
     Templeton Growth Securities Fund - Class 2 Shares (added May 1, 2002)

GREENWICH STREET SERIES FUND
     Equity Index Portfolio - Class II Shares
     Salomon Brothers Variable Emerging Growth Fund - Class I Shares (added
       May 1, 2002)
     Salomon Brothers Variable Growth & Income Fund - Class I Shares (added
       May 1, 2002)

JANUS ASPEN SERIES
     Balanced Portfolio - Service Shares
     Global Life Sciences Portfolio - Service Shares
     Global Technology Portfolio - Service Shares
     Worldwide Growth Portfolio - Service Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 1, 2003)

LORD ABBETT SERIES FUND, INC.
     Growth and Income Portfolio (added May 1, 2003)
     Mid-Cap Value Portfolio (added May 1, 2003)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class
     Total Return Portfolio - Administrative Class (name changed May 1, 2002; formerly PIMCO Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
     Putnam VT International Equity Fund - Class IB Shares (name changed April 30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)
     Putnam VT Small Cap Value Fund - Class IB  Shares (added May 1, 2001)

SALOMON BROTHERS VA6RIABLE SERIES FUNDS, INC.
     All Cap Fund - Class I (name changed April 30, 2003; formerly Salomon Brothers Capital Fund)
     Investors Fund - Class I
     Large Cap Growth Fund - Class I (added May 1, 2002)
     Small Cap Growth Fund - Class I

THE TRAVELERS SERIES TRUST
     Convertible Securities Portfolio (name changed May 1, 2002; formerly TIC Convertible Bond)
     Disciplined Mid Cap Stock
     Equity Income Portfolio (Fidelity)
     Federated High Yield Portfolio

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

     Federated Stock Portfolio
     Large Cap Portfolio (Fidelity)
     Lazard International Stock Portfolio
     MFS Emerging Growth Portfolio
     MFS Mid Cap Growth Portfolio
     MFS Research Portfolio
     Pioneer Fund Portfolio (added May 1, 2003)
     Travelers Quality Bond Portfolio

TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001)
     Alliance Growth Portfolio
     MFS Total Return Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST
     Comstock Portfolio Class II Shares (added May 1, 2001)
     Enterprise Portfolio Class II Shares (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund Portfolio - Service Class 2

VARIABLE INSURANCE PRODUCTS FUND III
     Dynamic Capital Appreciation-Service Class 2 (added May 1, 2001) Mid Cap Portfolio- Service Class 2 (added May 1, 2001)

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

     Putnam Diversified Income (closed to new contract owners May 1, 2001) Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
       Investors Fund
     Travelers Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon Brothers Investors Fund
     AIM V.I. Premier Equity Fund- Series I (closed to new contract owners
       May 1, 2003; name changed April 30, 2002; formerly AIM V.I. Value Fund added May 1, 2001)
     Putnam VT Discovery Growth Fund- Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)
     Credit Suisse Emerging Markets Portfolio (closed to new contract owners
       May 1, 2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets,)

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 5

                             SUGGESTED DATA LAYOUT

                                   SCHEDULE C

FIELD DESCRIPTION                              COMMENTS

Annuitant's ID:                                Last Name
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant's ID:                          Last Name If Applicable
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Owner's ID:                                    Last Name
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                              Last Name If Applicable
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number
Policy Issue Date                              YYYYMMDD
Policy Issue Status                            Nl = True New Issue, SC = Spousal Continuance, EX = 1035 Exchange
Tax Status                                     Qualified (Q), or Non-qualified (N)


The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 5

                             SUGGESTED DATA LAYOUT

                                   SCHEDULE C
                                  (continued)

FIELD DESCRIPTION                            COMMENTS
GMDB SECTION
Mortality Risk Definition Indicator          AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                          A = Annuitant, 0 = Owner, 1 = 1st to die, 2 = 2nd to die
                                             (e.g., A2 = payable upon death of second of joint annuitants)
Current Ratchet Value                        If Applicable
Current Reset Value                          If Applicable
Current Rollup Value                         If Applicable
Current Return of Premium Value              If Applicable

Minimum Guaranteed Death Benefit
Contract Death Benefit                       Greater of Account Value and Minimum Guaranteed Death Benefit
Mortality Risk            VNAR               Max [Contractual Death Benefit - Account Value), 0]
                         SCNAR               Surrender Charge, if applicable
Large Case I.D.                              Add identifier for policies where AV ever equal or greater than $3MM in any month
GMIB SECTION
GMIB Indicator                               Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected                       01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period                 YYYYMMDD
GMIB Annuitization Date                      YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date        YYYYMMDD, if applicable
Cancellation Date                            YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                            Calculated using an individual life annuity form with 10 years certain
Treasury Rate                                Used in IBNAR calculation

GMAB SECTION
GMAB Indicator                               Y = benefit elected, N = benefit not elected, NA = not applicable
Accumulation Benefit Elected                 01 = option 1, 02 = option 2, etc.
Maturity Date                                YYYYMMDD
Most Recent GMAB Step-up / Rollover Date     YYYYMMDD, if applicable
Cancellation Date                            YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value                        Current Value
GMAB NAR                                     Max [ (GMAB Guaranteed Value - Account Value), 0

Account Value                                Current total value
Surrender Charge                             If reinsured
Cumulative Deposits                          Total premiums
Cumulative Withdrawals                       Total withdrawals

GMWB SECTION
GMWB Indicator                               Y = benefit elected, N = benefit not elected, NA = not applicable

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 5

                             SUGGESTED DATA LAYOUT
                                   SCHEDULE C
                                  (continued)


FIELD DESCRIPTION                                   COMMENTS
Funding Vehicle Values:
     "MomingStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

     "Financial Post" designations (Canada)
Asia-Pacific
Balanced
Bond
Canadian Equity
Dividend
European Equity
Global Equity
International Equity
North American Equity
Other
United States Equity

     General Account

Note: total of funding vehicles should equal account value.

Termination Information:
Termination Date                                    YYYYMMDD, If applicable
Reason for Termination                              Death (D), Annuitization (A), 1035 Exchange (X), GMIB Election (I), Other (0).
Cause of Death                                      If applicable. Use your Cause of Death code, and provide translation

Summary Information:                                For reconciliation purposes (may be paper summary)
Total number of records                             Monthly aggregate information by GMIB Design, GMAB Design, and
                                                    Pricing Cohort (if applicable)
Total of each dollar field                          Monthly aggregate information by GMIB Design, GMAB Design, and
                                                    Pricing Cohort (if applicable)
Note: All values to nearest dollar

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No. 5

                                   EXHIBIT I
                              REINSURANCE PREMIUMS

A.  Effective as of November 1, 1999 and for contracts without a GMWB election :

                                               REINSURANCE
                                 ISSUE AGES     PREMIUMS*     GUARANTEED MAXIMUM
                                 ----------    -----------    ------------------
Return of Net Considerations        0-80          16.0               34.0

Annual Ratchet                      0-75          24.0               50.0

B. Effective beginning in the month that the GMWB trigger point is reached and applicable for contracts with a GMWB election.

                                               REINSURANCE
                                 ISSUE AGES     PREMIUMS*     GUARANTEED MAXIMUM
                                 ----------    -----------    ------------------
Return of Net Considerations        0-80          18.0              38.0

Annual Ratchet                      0-75          25.0              52.0

C. The Reinsurance Premiums shown in Paragraph B, above, shall be subject to revision should the cost of the GMWB Rider to the contractholder (currently 40 basis points) change. Such revised reinsurance premiums, however, shall not exceed the Reinsurance Premium Limits and Guaranteed Maximum Limits shown below.

                                                REINSURANCE     GUARANTEED
                                                  PREMIUM        MAXIMUM
                                 ISSUE AGES       LIMITS*         LIMITS
                                 ----------    -----------    ------------------
Return of Net Considerations        0-80          20.00             42.00

Annual Ratchet                      0-75          26.75             55.50

* The current reinsurance premium rate shall be in effect for a minimum of twenty (20) years from the Effective Date of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

   For contracts where the account value at any month end has ever equaled or exceeded $3 million dollars, the Reinsurance Premiums set forth herein represent the minimum premium rate. To calculate the maximum premium rate for these contracts, multiply the Reinsurance Premiums by 2.25.

The Travelers Companies, Agreement No. 99031, Effective November 1,1999 Amendment No 5

                      GUARANTEED MINIMUM WITHDRAWAL RIDER

CONTRACT NUMBER:          [SPECIMEN]
EFFECTIVE DATE:           [JANUARY 1, 2003]

SUMMARY OF BENEFITS

This Rider Effective Date is the date this rider is issued for attachment to Your Contract/Certificate (hereinafter collectively referred to as Contract.) This rider is effective during the accumulation phase of the Contract. Loans will not be allowed under Your Contract once this rider is effective. This rider cannot be terminated by either You or Us after the Rider Effective Date, except when We begin paying a benefit under an Annuity/Income Option or if this Contract is assigned, at which time all benefits under this rider will terminate. Except where this rider provides otherwise, it is subject to all the conditions and limitations of the Contract.

This rider provides a guaranteed minimum withdrawal benefit that gives You the right to make periodic partial surrenders/withdrawals (hereinafter referred to as withdrawals) as described below, even if Your Contract Value reduces to zero. You have the right to "Reset" Your benefits under this rider at certain intervals as described under the section entitled "Reset of the RBB and AWB" section. We may modify the charge for this rider if you elect to Reset as described under the "Rider Charge" section.

RIDER EFFECTIVE DATE ANNIVERSARY

Definition: A Rider Effective Date Anniversary is defined as the yearly recurrence of the Rider Effective Date.

REMAINING BENEFIT BASE (RBB)

Definition: The Remaining Benefit Base at any time is the total guaranteed amount available for future partial withdrawals under this rider. However, at any time You may withdraw an amount up to Your Contract Value, subject to the provisions of this rider and your Contract.

At any time, Your RBB is subject to a maximum RBB of $1,000,000 without home office approval. Your RBB is determined/updated as described below:

Initial RBB

If this rider is effective on the Contract Date, then the initial RBB equals the initial Purchase Payment. If Rider Effective Date is later than the Contract Date, then the initial RBB equals 100% of the Contract Value on the Rider Effective Date, less any purchase payment credits received within the 12 months prior to the Rider Effective Date.

When a Subsequent Purchase Payment Is Made

Upon each subsequent Purchase Payment, the RBB is recalculated to equal the sum of the RBB immediately prior to receipt of the subsequent Purchase Payment, plus 100% of the subsequent Purchase Payment not including purchase payment credits, if any. The Company reserves the right not to include subsequent Purchase Payments in the calculation of the RBB.

L-22369                                                       Rev. Date: 12-2002

When a partial withdrawal is made

Whenever a partial withdrawal is made, the RBB will be equal to the amount determined in either (a) or (b) as follows:

 (a) If the total amount of all partial withdrawals taken since the most recent Rider Effective Date Anniversary, including the current partial withdrawal, is equal to or less than the AWB immediately prior to the partial withdrawal, the RBB will be recalculated to equal the RBB immediately prior to the partial withdrawal, less the amount of the partial withdrawal.

 (b) If the total amount of all partial withdrawals taken since the most recent Rider Effective Date Anniversary, including the current partial withdrawal, exceeds the AWB immediately prior to the withdrawal, the RBB will be recalculated by reducing it by a Partial Withdrawal Reduction as described below:

      The Partial Withdrawal Reduction is equal to 1) the RBB in effect immediately prior to the reduction for the partial withdrawal, multiplied by 2) the amount of the partial withdrawal divided by 3) the Contract Value immediately prior to the partial withdrawal, less any purchase payment credits received within the 12 months prior to that withdrawal.

      If the total partial withdrawals since the most recent Rider Effective Date Anniversary are in excess of any free withdrawal allowance under the Contract, but less than or equal to the AWB, then any applicable deferred sales charge/amount deducted on surrender will be waived on these partial withdrawals.

For purposes of this rider, the term "partial withdrawal" includes any applicable contingent deferred sales charges/amounts deducted on surrender and taxes.

ANNUAL WITHDRAWAL BENEFIT (AWB)

Definition: the Annual Withdrawal Benefit is the maximum amount available for withdrawal in each 12 month period beginning on the Rider Effective Date, without incurring a Partial Withdrawal Reduction to the AWB. If You choose to receive only a portion of, or none of, your AWB in any given 12 month period since the Rider Effective Date, Your AWB will not be increased, as the AWB is not cumulative from year to year.

Your AWB is established at the following times:

Initial AWB:

Your initial AWB will be determined at the time of the first partial withdrawal taken under the Contract. Your initial AWB will equal 10% of the RBB immediately prior to the first partial withdrawal, if the first partial withdrawal is taken on or after the third Rider Effective Date Anniversary. The initial AWB will equal 5% of Your RBB immediately prior to the first partial withdrawal, if the first partial withdrawal is taken prior to the third Rider Effective Date Anniversary.

L-22369                                                       Rev. Date: 12-2002

When a subsequent Purchase Payment is made:

Upon each subsequent Purchase Payment after the first partial withdrawal, the AWB is recalculated to equal the sum of the AWB immediately prior to receipt of the subsequent Purchase Payment, plus a percentage of the subsequent Purchase Payment. The percentage of the subsequent purchase payment will equal the percentage of the RBB (5% or 10%) used in determining the initial AWB. We will not include the subsequent Purchase Payment in the calculation of the AWB, if that payment is not included in the calculation of the RBB.

When a partial withdrawal is made:

Whenever a partial withdrawal is made, the AWB will be equal to the amount determined in either (c) or (d) as follows:

  (c) If the total amount of all partial withdrawals taken since the most recent Rider Effective Date Anniversary, including the current partial withdrawal, is equal to or less than the AWB immediately prior to the partial withdrawal, the AWB will not be recalculated.

  (d) If the total amount of partial withdrawals taken since the most recent Rider Effective Date Anniversary, including the current partial withdrawal, exceeds the AWB immediately prior to the withdrawal, the AWB will be recalculated by reducing it by a Partial Withdrawal Reduction as described below:

       The Partial Withdrawal Reduction is equal to 1) the AWB in effect immediately prior to the reduction for the partial withdrawal, multiplied by 2) the amount of the partial withdrawal divided by 3) the Contract Value immediately prior to the partial withdrawal, less any purchase payment credits received within the 12 months prior to that withdrawal.

RESET OF THE RBB AND AWB

At the times determined below, You may elect in a written form acceptable to Us to Reset the RBB and the AWB as follows:

RBB Reset

Beginning on the 5(th) Rider Effective Date Anniversary, You have the option to reset (hereinafter referred to as the Reset) the RBB to an amount equal to 100% of the then current Contract Value, less any purchase payment credits received within the 12 months prior to the Reset Date. Once a Reset has been elected, another Reset may not be elected until on or after the 5(th) anniversary of the latest Reset Date. During the time that You are eligible to elect a Reset, We may allow You to Reset Your RBB only on a Rider Effective Date Anniversary.

AWB Reset

Upon Reset, the AWB will be recalculated as a percentage of the Reset RBB value. The percentage will equal the percentage of the RBB (5% or 10%) used in determining the initial AWB.

When a partial withdrawal is made after a Reset

Whenever a partial withdrawal is made after a Reset, the recalculation of the RBB and AWB as described above will be modified by substituting the "most recent Reset Date Anniversary" in place of the "most recent Rider Effective Date Anniversary." The Reset Date Anniversary is defined as the yearly recurrence of the Reset Date.

L-22369                                                       Rev. Date: 12-2002

CONTRACT VALUE REDUCES TO ZERO

If Your Contract Value reduces to zero, and the RBB is greater than zero, the AWB will continue to be paid to You until the RBB is reduced to zero. The total annual payment(s) will equal the AWB, but will not exceed the RBB.

All other rights under Your Contract cease, and We will no longer accept subsequent Purchase Payments. All optional endorsements are terminated without value. Upon Your death, Your Beneficiary(s) will receive the remaining scheduled payments. No other death benefit or Enhanced Stepped-Up Provision (if any) will be paid.

RIDER CHARGE

The charge for this rider is a daily charge equivalent to an annual charge of 0.40% (assuming a 365-day year) of the daily value of the underlying funds, subject to a guaranteed maximum charge of 1.00%. The charge for this Rider may change if You elect to Reset the RBB. However, the rider charge will never exceed the guaranteed maximum charge. If the RBB is not Reset by the Contract Owner, the charge established on the Rider Effective Date will not change. The charge for this rider will be discontinued once We begin paying a benefit under an Annuity/Income Option or if this Contract is assigned.

CONTRACT CONTINUATION BY SURVIVING SPOUSE OR BENEFICIARY

If the surviving spouse or Beneficiary continues the Contract under the provisions of Spousal or Beneficiary Continuation provisions, if any, and this rider is effective at the time of continuation, then the same terms/conditions that applied to the Owner under this rider would continue to apply to the surviving spouse/Beneficiary who continued the Contract.

EFFECT ON THE DEATH BENEFIT

Except as described above under the "Contract Continuation by Surviving Spouse or Beneficiary provision," the provisions of this Rider will terminate upon the death of the Owner and the death benefit amount will be determined under the death benefit provisions of the Contract. However, if Your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, the Adjusted Purchase Payment provision is deleted and replaced with "total Purchase Payments made to the Contract, less any prior withdrawals."

                        THE TRAVELERS INSURANCE COMPANY
                                  [ILLEGIBLE]
                                   President

L-22369                                                       Rev. Date: 12-2002

                               AMENDMENT NO. 6 TO

        AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1,1999

                                    between

                          TRAVELERS INSURANCE COMPANY

                               and its Subsidiary

                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By: [ILLEGIBLE]                                     Date: 9/22/04
    --------------------------------                      -------
    Name/Title

Attest: [ILLEGIBLE]
        ----------------------------
        Name/Title Vice President

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: -s- Michael S. Sakoulas                          Date: 18 February 2004
    ----------------------------------                     ----------------
    Michael S. Sakoulas, Senior Vice President

By: -s- Betsy A. Barnes
    -----------------------------------------
    Betsy A. Barnes, Assistant Vice President

Attest: -s- Julia Cornely
        ---------------------------------------
        Julia Cornely, Assistant Vice President

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.
    AllianceBernstein Growth and Income Portfolio - Class B (name changed
    May 1, 2003; formerly Alliance Growth & Income - Class B, added May 1, 2002) AllianceBernstein Premier Growth - Class B (name changed May 1, 2003;
      formerly Alliance Premier Growth Portfolio Class B)

AMERICAN FUNDS INSURANCE SERIES
    Global Growth Fund - Class 2 Shares
    Growth Fund - Class 2 Shares
    Growth-Income Fund - Class 2 Shares

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    Franklin Small Cap Investment Fund - Class 2 Shares
    Mutual Share Securities Fund - Class 2 Shares (added May 1, 2002) Templeton Developing Markets Securities Fund - Class 2 Shares
    (added May 1, 2003)
    Templeton Foreign Securities Fund - Class 2 Shares (name changed May 1,
       2002; formerly Templeton International Fund Class 2)

GREENWICH STREET SERIES FUND
    Appreciation Portfolio
    Diversified Strategic Income Portfolio
    Equity Index Portfolio - Class II Shares
    Fundamental Value Portfolio (added May 1, 2001)

JANUS ASPEN SERIES
    Mid Cap Growth Portfolio - Service Shares (name changed
    May 1, 2003; formerly Janus Aspen Aggressive Growth Portfolio/Service Shares, added May 1, 2000)

LAZARD RETIREMENT SERIES, INC.
    Lazard Retirement Small Cap Portfolio (added May 1, 2003)

LORD ABBETT SERIES FUND, INC.
    Growth and Income Portfolio (added May 1, 2003)
     Mid-Cap Value Portfolio (added May 1, 2003)

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
    Merrill Lynch Global Allocation Fund V.I. - Class C (added November 15,
       2003)
    Merrill Lynch Small Cap Value Fund V.I. - Class C (added November 15, 2003)

PIMCO VARIABLE INSURANCE TRUST
    Real Return Portfolio - Administrative Class
    Total Return Portfolio - Administrative Class (name changed May 1, 2002;
       formerly PIMCO Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
    Putnam VT International Equity Fund - Class IB Shares (name changed April
       30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)
    Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
    All Cap Fund - Class I (name changed April 30, 2003; formerly Salomon
       Brothers Capital Fund)
    Investors Fund - Class I
    Small Cap Growth Fund - Class I

SMITH BARNEY INVESTMENT SERIES
    Smith Barney Large Cap Core Portfolio (added May 1, 2001)
    Smith Barney Premier Selection All Cap Growth Portfolio (added May 1, 2001)

                                                                   Continued....

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

SMITH BARNEY MULTIPLE DISCIPLINE TRUST (added October 1, 2002)
     All Cap Growth and Value
     Balanced All Cap Growth and Value
     Global All Cap Growth and Value
     Large Cap Growth and Value

THE TRAVELERS SERIES TRUST
     Equity Income Portfolio (Fidelity)
     Large Cap Portfolio (Fidelity)
     Lazard International Stock Portfolio (added May 1, 2003)
     Merrill Large Cap Core Portfolio (formerly MFS Research Portfolio; change effective November 15, 2003)
     MFS Emerging Growth Portfolio
     Pioneer Fund Portfolio (added May 1, 2003)

TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001)

MFS Total Return Portfolio
     SB Adjustable Rate Income Portfolio (added September 15, 2003)
     Smith Barney Aggressive Growth Portfolio
     Smith Barney High Income Portfolio
     Smith Barney Large Capitalization Growth Portfolio
     Smith Barney Mid Cap Core Portfolio (name changed May 1, 2001; formerly
       Smith Barney Mid Cap Portfolio)
     Smith Barney Money Market Portfolio
     Strategic Equity Portfolio (formerly Alliance Growth Portfolio; change effective September 15, 2003)
     Travelers Managed Income Portfolio
     Van Kampen Enterprise Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST
     Emerging Growth Portfolio Class I Shares

VARIABLE ANNUITY PORTFOLIOS
     Smith Barney Small Cap Growth Opportunities Portfolio...(added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund Portfolio - Service Class (Fidelity)

VARIABLE INSURANCE PRODUCTS FUND III
     Mid Cap Portfolio - Service Class 2 (Fidelity) (added May 1, 2002)

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

     Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
       Investors Fund
     Travelers Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon Brothers Investors Fund
     Greenwich Street Series Fundamental Value Portfolio replaces Greenwich
       Street Total Return Portfolio May 1, 2001

     AIM V.I. Premier Equity Fund - Series I (closed to new contract owners
       May 1, 2003; name changed April 30, 2002; formerly AIM V.I. Value Fund, added May 1, 2001)

     Putnam VT Discovery Growth Fund- Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)

     Smith Barney International All Cap Growth Portfolio (closed to new contract owners May 1, 2003; name changed February 28, 2001; formerly Smith Barney International Equity Portfolio)

     Smith Barney Large Cap Value Portfolio (closed to new contract owners
       May 1, 2003)

                                                       Continued on next page...

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

     Capital Appreciation Fund (Janus)
     Money Market Portfolio (Travelers)

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.
     AllianceBernstein Premier Growth - Class B (name changed May 1, 2003;
       formerly Alliance Premier Growth Portfolio Class B)

AMERICAN FUNDS INSURANCE SERIES
     Global Growth Fund - Class 2 Shares (added May 1, 2003)
     Growth Fund - Class 2 Shares (added May 1, 2003)
     Growth-Income Fund - Class 2 Shares (added May 1, 2003)

DELAWARE VIP TRUST
     VIP REIT Series - Standard Class (name changed May 1, 2002; formerly
       Delaware Investments REIT Series)

DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio - Initial Shares
     Developing Leaders Portfolio - Initial Shares (name changed February 2,
       2003; formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Mutual Share Securities Fund - Class 2 Shares (added May 1, 2002) Templeton Developing Markets Securities Fund - Class 2 Shares
       (added May 1, 2003)
     Templeton Growth Securities Fund - Class 2 Shares (added May 1, 2002)

GREENWICH STREET SERIES FUND
     Equity Index Portfolio - Class II Shares
     Salomon Brothers Variable Emerging Growth Fund - Class I Shares
       (added May 1, 2002)
     Salomon Brothers Variable Growth & Income Fund - Class I Shares
       (added May 1, 2002)

JANUS ASPEN SERIES
     Balanced Portfolio - Service Shares
     Global Life Sciences Portfolio - Service Shares
     Global Technology Portfolio - Service Shares
     Worldwide Growth Portfolio - Service Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 1, 2003)

LORD ABBETT SERIES FUND, INC.
     Growth and Income Portfolio (added May 1, 2003)
     Mid-Cap Value Portfolio (added May 1, 2003)

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
     Merrill Lynch Global Allocation Fund V.I. - Class C (added November 2003) Merrill Lynch Small Cap Value Fund V.I. - Class C (added November 15, 2003)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class
     Total Return Portfolio - Administrative Class (name changed May 1, 2002;
       formerly PIMCO Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
     Putnam VT International Equity Fund - Class IB Shares (name changed April
       30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)
     Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VA6RIABLE SERIES FUNDS, INC.
     All Cap Fund - Class I (name changed April 30, 2003; formerly Salomon
       Brothers Capital Fund)
     Investors Fund - Class I
     Large Cap Growth Fund - Class I (added May 1, 2002)
     Small Cap Growth Fund - Class I

                                                                   Continued...

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

THE TRAVELERS SERIES TRUST
     Convertible Securities Portfolio (name changed May 1, 2002; formerly TIC
       Convertible Bond)
     Disciplined Mid Cap Stock
     Equity Income Portfolio (Fidelity)
     Federated High Yield Portfolio
     Federated Stock Portfolio
     Large Cap Portfolio (Fidelity)
     Lazard International Stock Portfolio
     Merrill Large Cap Core Portfolio (formerly MFS Research Portfolio; change effective November 15, 2003)
     MFS Emerging Growth Portfolio
     MFS Mid Cap Growth Portfolio
     Pioneer Fund Portfolio (added May 1, 2003)
       Travelers Quality Bond Portfolio

TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001)
     MFS Total Return Portfolio
     SB Adjustable Rate Income Portfolio (added September 15, 2003) Strategic Equity Portfolio (formerly Alliance Growth Portfolio; change effective September 15, 2003)

VAN KAMPEN LIFE INVESTMENT TRUST
     Comstock Portfolio Class II Shares (added May 1, 2001)
     Enterprise Portfolio Class II Shares (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund Portfolio - Service Class 2

VARIABLE INSURANCE PRODUCTS FUND III
     Dynamic Capital Appreciation-Service Class 2 (added May 1, 2001) Mid Cap Portfolio- Service Class 2 (added May 1, 2001)

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

     Putnam Diversified Income (closed to new contract owners May 1, 2001) Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
       Investors Fund
     Travelers Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon Brothers Investors Fund
     AIM V.I. Premier Equity Fund- Series I (closed to new contract owners May
       1, 2003; name changed April 30, 2002; formerly AIM V.I. Value Fund added May 1, 2001)
     Putnam VT Discovery Growth Fund- Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)
     Credit Suisse Emerging Markets Portfolio (closed to new contract owners May
       1, 2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets)

                                      End.

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 6

                               AMENDMENT NO. 7 TO

        AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1,1999

                                    between

                          TRAVELERS INSURANCE COMPANY

                               and its Subsidiary

                       TRAVELERS LIFE AND ANNUITY COMPANY
                              (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective May 3, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated;

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     [ILLEGIBLE]                                    Date: 9/22/04
        ------------------------------------------
        Name/Title

Attest: [ILLEGIBLE]                                          9/22/04
        ------------------------------------------
        Name/Title Vice President

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael S. Sakoulas                       Date: 6 July 2004
        -------------------------------------------
        Michael S. Sakoulas, Senior Vice President

By:     -s- Betsy A. Barnes
        -------------------------------------------
        Betsy A. Barnes, Assistant Vice President

Attest: -s- Julia Cornely
        -------------------------------------------
        Julia Cornely, Assistant Vice President

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
 Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.
     AllianceBernstein Growth and Income Portfolio - Class B (name changed
          May 1, 2003; formerly Alliance Growth & Income - Class B, added May 1,
          2002)
     AllianceBernstein Premier Growth - Class B (name changed May 1, 2003;
          formerly Alliance Premier Growth Portfolio Class B;

AMERICAN FUNDS INSURANCE SERIES
     Global Growth Fund - Class 2 Shares
     Growth Fund - Class 2 Shares
     Growth-Income Fund - Class 2 Shares

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Small Cap Investment Fund - Class 2 Shares
     Mutual Share Securities Fund - Class 2 Shares (added May 1, 2002)
     Templeton Developing Markets Securities Fund - Class 2 Shares (added May 1,
          2003)
     Templeton Foreign Securities Fund - Class 2 Shares (name changed
          May 1, 2002; formerly Templeton International Fund Class 2)
     Templeton Growth Securities Fund - Class 2 (added May 3, 2004)

GREENWICH STREET SERIES FUND
     Appreciation Portfolio
     Diversified Strategic Income Portfolio
     Equity Index Portfolio - Class II Shares
     Fundamental Value Portfolio (added May 1, 2001)

JANUS ASPEN SERIES
     Mid Cap Growth Portfolio - Service Shares (name changed May 1, 2003;
          formerly Janus Aspen Aggressive Growth Portfolio/Service Shares, added May 1, 2000)

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 1, 2003)

LORD ABBETT SERIES FUND, INC.
     Growth and Income Portfolio (added May 1, 2003)
     Mid-Cap Value Portfolio (added May 1, 2003)

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
     Merrill Lynch Global Allocation Fund V.I. - Class C (added November 15,
          2003)
     Merrill Lynch Small Cap Value Fund V.I. - Class C (added November 15, 2003)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class
     Total Return Portfolio - Administrative Class (name changed May 1, 2002;
          formerly PIMCO Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
     Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
     All Cap Fund - Class I (name changed April 30, 2003; formerly Salomon Brothers Capital Fund)
     Investors Fund - Class I
     Small Cap Growth Fund - Class I

SMITH BARNEY INVESTMENT SERIES
     Smith Barney Large Cap Core Portfolio (added May 1, 2001)
     Smith Barney Premier Selection All Cap Growth Portfolio (added May 1, 2001)

SMITH BARNEY MULTIPLE DISCIPLINE TRUST (added October 1, 2002)
     All Cap Growth and Value
     Balanced All Cap Growth and Value
     Global All Cap Growth and Value
     Large Cap Growth and Value

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 7                                                      Page 1 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

THE TRAVELERS SERIES TRUST
     Equity Income Portfolio (Fidelity)
     Large Cap Portfolio (Fidelity)
     Lazard International Stock Portfolio (added May 1, 2003)
     Merrill Large Cap Core Portfolio (formerly MFS Research Portfolio; change effective November 15, 2003)
     MFS Emerging Growth Portfolio
     MFS Value Portfolio (added May 3, 2004)
     Pioneer Fund Portfolio (added May 1, 2003)
     Pioneer Strategic Income Portfolio (added May 3, 2004)

TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001) MFS Total Return
          Portfolio
     SB Adjustable Rate Income Portfolio (added September 15, 2003)
     Smith Barney Aggressive Growth Portfolio
     Smith Barney High Income Portfolio
     Smith Barney Large Capitalization Growth Portfolio
     Smith  Barney  Mid  Cap Core Portfolio (name changed May 1, 2001; formerly
          Smith Barney  Mid  Cap  Portfolio)
     Smith  Barney  Money  Market Portfolio
     Strategic Equity Portfolio (formerly Alliance Growth Portfolio; change effective September 15, 2003)
     Travelers Managed Income Portfolio
     Van Kampen Enterprise Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST Emerging Growth Portfolio Class I Shares
     VARIABLE ANNUITY PORTFOLIOS
     Smith Barney Small Cap Growth Opportunities Portfolio(added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund Portfolio - Service Class (Fidelity)

VARIABLE INSURANCE PRODUCTS FUND III
     Mid Cap Portfolio - Service Class 2 (Fidelity) (added May 1, 2002)

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

     Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
          Investors Fund
     Travelers Disciplined Small Cap Stock Portfolio merged  September 3, 2001 into Salomon Brothers Investors Fund
     Greenwich Street Series Fundamental Value Portfolio replaces Greenwich
          Street Total Return Portfolio May 1, 2001
     AIM V.I. Premier Equity Fund - Series I (closed to new contract owners May
          1, 2003; name changed April 30, 2002; formerly AIM V.I. Value Fund, added May 1, 2001)
     Putnam VT Discovery Growth Fund- Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)
     Putnam VT International Equity Fund - Class IB Shares (closed May 3, 2004;
          name changed April 30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)
     Smith Barney International All Cap Growth Portfolio (closed to new contract owners May 1, 2003; name changed February 28, 2001; formerly Smith Barney International Equity Portfolio)
     Smith Barney Large Cap Value Portfolio (closed to new contract owners
          May 1, 2003)

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 7                                                      Page 2 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

     Capital Appreciation Fund (Janus)
     Travelers High Yield Bond Trust (added May 3, 2004)
     Travelers Managed Asset Trust (added May 3, 2004)
     Money Market Portfolio (Travelers)

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.
     AllianceBernstein Premier Growth - Class B (name changed May 1, 2003;
          formerly Alliance Premier Growth Portfolio Class B)

AMERICAN FUNDS INSURANCE SERIES
     Global Growth Fund - Class 2 Shares (added May 1, 2003)
     Growth Fund - Class 2 Shares (added May 1, 2003)
     Growth-Income Fund - Class 2 Shares (added May 1, 2003)

DELAWARE VIP TRUST
     VIP REIT Series - Standard Class (name changed May 1, 2002; formerly
          Delaware Investments REIT Series)

DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio - Initial Shares
     Developing Leaders Portfolio - Initial Shares (name changed February 2,
          2003; formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Mutual Share Securities Fund - Class 2 Shares (added May 1, 2002)
     Templeton Developing Markets Securities Fund - Class 2 Shares (added May 1,
          2003)
     Templeton Foreign Securities Fund - Class 2 Shares (added May 3, 2004) Templeton Growth Securities Fund - Class 2 Shares (added May 1, 2002)

GREENWICH STREET SERIES FUND
     Equity Index Portfolio - Class II Shares
     Salomon Brothers Variable Aggressive Growth Fund - Class I Shares (name changed May 3, 2004, formerly Salomon Brothers Variable Emerging Growth Fund - Class I Shares, added May 1, 2002)
     Salomon Brothers Variable Growth & Income Fund - Class I Shares (added
          May 1, 2002)

JANUS ASPEN SERIES
     Global Technology Portfolio - Service Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 1, 2003)

LORD ABBETT SERIES FUND, INC.
     Growth and Income Portfolio (added May 1, 2003)
     Mid-Cap Value Portfolio (added May 1, 2003)

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
     Merrill Lynch Global Allocation Fund V.I. - Class C (added November 15,
          2003)
     Merrill Lynch Small Cap Value Fund V.I. - Class C (added November 15, 2003)

OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Main Street Fund/VA - Service Shares (added May 3, 2004)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class
     Total Return Portfolio - Administrative Class (name changed May 1, 2002;
          formerly PIMCO Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
     Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
     All Cap Fund - Class I (name changed April 30, 2003; formerly Salomon
          Brothers Capital Fund)
     Investors Fund - Class I
     Large Cap Growth Fund - Class I (added May 1, 2002)
     Small Cap Growth Fund - Class I

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 7                                                      Page 3 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

THE TRAVELERS SERIES TRUST
     Convertible Securities Portfolio (name changed May 1, 2002; formerly TIC
          Convertible Bond)
     Disciplined Mid Cap Stock
     Equity Income Portfolio (Fidelity)
     Federated High Yield Portfolio
     Federated Stock Portfolio
     Large Cap Portfolio (Fidelity)
     Lazard International Stock Portfolio
     Merrill Large Cap Core Portfolio (formerly MFS Research Portfolio; change effective November 15, 2003)
     MFS Emerging Growth Portfolio
     MFS Mid Cap Growth Portfolio
     MFS Value Portfolio (added May 3, 2004)
     Pioneer Fund Portfolio (added May 1, 2003)
     Pioneer Strategic Income Portfolio (added May 3, 2004)
     Smith Barney Social Awareness Stock Portfolio (added May 3, 2004) Travelers Quality Bond Portfolio
     Travelers U.S. Government Securities Portfolio (added May 3, 2004)

TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001) MFS Total Return
          Portfolio
     SB Adjustable Rate Income Portfolio (added September 15, 2003) Strategic Equity Portfolio (formerly Alliance Growth Portfolio; change effective September 15, 2003)

VAN KAMPEN LIFE INVESTMENT TRUST
     Comstock Portfolio Class II Shares (added May 1, 2001)
VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund Portfolio - Service Class 2
VARIABLE INSURANCE PRODUCTS FUND III
     Dynamic Capital Appreciation-Service Class 2 (added May 1, 2001) Mid Cap Portfolio- Service Class 2 (added May 1, 2001)

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

     AIM V.I. Premier Equity Fund- Series I (closed to new contract owners May
          1, 2003; name changed April 30, 2002; formerly AIM V.I. Value Fund added May 1, 2001)
     Credit Suisse Emerging Markets Portfolio (closed to new contract owners
          May 1, 2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets)
     Janus Aspen Balanced Portfolio - Service Shares (closed May 3, 2004)
     Janus Aspen Global Life Sciences Portfolio - Service Shares (closed May 3,
          2004)
     Janus Aspen Worldwide Growth Portfolio - Service Shares (closed May 3,
          2004)
     Putnam Diversified Income (closed to new contract owners May 1, 2001) Putnam VT Discovery Growth Fund- Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)
     Putnam VT International Equity Fund - Class IB Shares (closed May 3, 2004;
          name changed April 30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)
     Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
          Investors Fund
     Travelers Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon Brothers Investors Fund
     Van Kampen Enterprise Portfolio Class II Shares (closed May 3, 2004; added
          May 1, 2001)

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 7                                                      Page 4 of 4

                               AMENDMENT NO. 8 TO

       AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1, 1999

                                    between

                          TRAVELERS INSURANCE COMPANY

                               and its Subsidiary

                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective May 2, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY TRAVELERS LIFE AND ANNUITY COMPANY

By:    [ILLEGIBLE]                                        Date: 1/19/2006
       ------------------------------------------
         Name/Title

Attest:
       ------------------------------------------
         Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:    -s- Michael S. Sakoulas                            Date: 12 December 2005
       ------------------------------------------
        Michael S. Sakoulas, Senior Vice President

Attest: -s- Julia Cornely
       ------------------------------------------
        Julia  Cornely,  Assistant  Vice  President

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999 Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

     Capital Appreciation Fund (Janus) (added May 2, 2005)

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.
     AllianceBernstein Growth and Income Portfolio - Class B (name changed May
          1, 2003; formerly Alliance Growth & Income - Class B, added May 1,
          2002)

AMERICAN FUNDS INSURANCE SERIES
     Global Growth Fund - Class 2 Shares
     Growth Fund - Class 2 Shares
     Growth-Income Fund - Class 2 Shares

DELAWARE VARIABLE INSURANCE PRODUCTS SERIES
     Delaware VIP REIT Series (added May 2, 2005)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Income Securities Fund - Class II Shares (added May 2, 2005) Mutual Share Securities Fund - Class 2 Shares (added May 1, 2002)
     Templeton Developing Markets Securities Fund - Class 2 Shares (added May 1,
          2003)
     Templeton Foreign Securities Fund - Class 2 Shares (name changed May 1,
          2002; formerly Templeton International Fund Class 2)
     Templeton Growth Securities Fund - Class 2 (added May 3, 2004)

GREENWICH STREET SERIES FUND
     Appreciation Portfolio
     Equity Index Portfolio - Class II Shares
     Fundamental Value Portfolio (added May 1, 2001)

JANUS ASPEN SERIES
     Mid Cap Growth Portfolio - Service Shares (name changed May 1, 2003;
          formerly Janus Aspen Aggressive Growth Portfolio/Service Shares, added May 1, 2000)

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 1, 2003)

LORD ABBETT SERIES FUND, INC.
     Growth and Income Portfolio (added May 1, 2003)
     Mid-Cap Value Portfolio (added May 1, 2003)

FAM VARIABLE SERIES FUNDS, INC. (FORMERLY MERRILL LYNCH VARIABLE SERIES FUNDS,
     INC.)
     Mercury Global Allocation Fund V.I. Fund - Class III   (name changed May 2,
          2005; formerly Merrill Lynch Global Allocation Fund V.I. - Class C; added November 15, 2003)
     Mercury Value Opportunities V.I. Fund - Class III (name changed May 2,
          2005; formerly Merrill Lynch Value Opportunities V.I. Fund - Class III; name changed August 16, 2004; formerly Merrill Lynch Small Cap Value Fund V.I. - Class C; added November 15, 2003)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class
     Total Return Portfolio - Administrative Class (name changed May 1, 2002;
          formerly PIMCO Total Return Bond Portfolio, added May I, 2001)

PUTNAM VARIABLE TRUST
     Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
     Investors Fund - Class I

SMITH BARNEY MULTIPLE DISCIPLINE TRUST (added October I, 2002)
     All Cap Growth and Value
     Balanced All Cap Growth and Value
     Global All Cap Growth and Value
     Large Cap Growth and Value

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 8                                                      Page 1 of 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

THE TRAVELERS SERIES TRUST
     Equity Income Portfolio (Fidelity)
     Large Cap Portfolio (Fidelity)
     Managed Allocation Series: Aggressive Portfolio (added May 2, 2005) Managed Allocation Series: Conservative Portfolio (added May 2, 2005) Managed Allocation Series: Moderate-Conservative Portfolio (added May 2,
          2005)
     Managed Allocation Series: Moderate Portfolio (added May 2, 2005)
     Managed Allocation Series: Moderate-Aggressive Portfolio (added May 2,
          2005)
     Mercury Large Cap Core Portfolio (name changed May 2, 2005; formerly
          Merrill Large Cap Core Portfolio; formerly MFS Research Portfolio; change effective November 15, 2003)
     MFS Mid Cap Growth Portfolio (added February 25, 2005)
     MFS Value Portfolio (added May 3, 2004)
     Mondrian International Stock Portfolio (name changed May 2, 2005; formerly
          Lazard International Stock
     Portfolio; added May 1, 2003)
     Pioneer Fund Portfolio (added May 1, 2003)
     Pioneer Mid Cap Value Portfolio (added May 2, 2005)
     Style Focus Series: Small Cap Growth Portfolio (added May 2, 2005)
     Style Focus Series: Small Cap Value Portfolio (added May 2, 2005)

TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001)
     MFS Total Return Portfolio
     Pioneer Strategic Income Portfolio (added May 3, 2004)
     SB Adjustable Rate Income Portfolio (added September 15, 2003)
     Smith Barney Aggressive Growth Portfolio
     Smith Barney High Income Portfolio
     Smith Barney Large Capitalization Growth Portfolio
     Smith Barney  Mid  Cap Core Portfolio (name changed May 1, 2001; formerly
          Smith Barney  Mid  Cap  Portfolio)
     Smith  Barney  Money  Market  Portfolio
     Strategic Equity Portfolio (formerly Alliance Growth Portfolio; change effective September 15, 2003)
     Travelers Managed Income Portfolio
     Van Kampen Enterprise Portfolio

VARIABLE ANNUITY PORTFOLIOS
     Smith Barney Small Cap Growth Opportunities Portfolio.(added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND
     Contrafund Portfolio - Service Class (Fidelity)
     Mid Cap Portfolio - Service Class 2 (Fidelity) (added May 1, 2002)

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 8                                                      Page 2 of 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

     AIM V.I. Premier Equity Fund - Series I (closed to new contract owners May
          1, 2003; name changed April 30, 2002; formerly AIM V.I. Value Fund, added May 1, 2001)
     AllianceBernstein Large-Cap Growth - Class B (closed to new sales and name changed May 2, 2005; formerly Alliancebernstein Premier Growth - Class B; name changed May 1, 2003; formerly Alliance Premier Growth Portfolio Class B)
     Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares   (closed to
          new sales and name changed May 2. 2005; formerly Franklin Small Cap Investment Fund - Class 2 Shares)
     Greenwich Street - Diversified Strategic Income Portfolio (closed to new sales May 2, 2005)
     Greenwich Street Series Fundamental Value Portfolio replaces Greenwich
          Street Total Return Portfolio May 1, 2001
     MFS Emerging Growth Portfolio (merged February 25, 2005. into MFS Mid Cap
          Growth Portfolio)
     Putnam Vt Discovery Growth Fund - Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam Vt Voyager Ii Fund - Class IB Shares, added May 1, 2001)
     Putnam Vt International Equity Fund - Class IB Shares (closed to new sales
          May 3, 2004; name changed April 30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)
     Salomon Brothers - All Cap Fund - Class 1 (closed to new sales May 2. 2005;
          name changed April 30, 2003; formerly Salomon Brothers Capital Fund) Salomon Brothers Small Cap Growth Fund - Class I (closed to new sales May
          2. 2005)
     Smith Barney Dividend Strategy Portfolio, (formerly Smith Barney Large Cap
          Core Portfolio; closed to new sales May 2, 2005; added May 1, 2001) Smith Barney International All Cap Growth Portfolio (closed to new contract owners May 1, 2003; name changed February 28, 2001; formerly
     Smith Barney International Equity Portfolio)
     Smith Barney Large Cap Value Portfolio (closed to new contract owners May
          1, 2003)
     Smith Barney Premier Selection All Cap Growth Portfolio (closed to new sales May 2, 2005; added May 1, 2001) Strategic Stock Portfolio merged September 3, 2001, into Salomon Brothers Investors Fund
     Travelers Disciplined Small Cap Stock Portfolio merged September 3, 2001, into Salomon Brothers Investors Fund
     Van Kampen - Emerging Growth Portfolio Class I Shares (closed to new sales
          May 2, 2005)

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 8                                                      Page 3 of 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

     Capital Appreciation Fund (Janus)
     Travelers High Yield Bond Trust (added May 3, 2004)
     Travelers Managed Asset Trust (added May 3, 2004)
     Money Market Portfolio (Travelers)

AMERICAN FUNDS INSURANCE SERIES
     Global Growth Fund - Class 2 Shares (added May 1, 2003)
     Growth Fund - Class 2 Shares (added May I, 2003)
     Growth-Income Fund - Class 2 Shares (added May 1, 2003)

DELAWARE VIP TRUST
     VIP REIT Series - Standard Class (name changed May 1, 2002; formerly Delaware Investments REIT Series)

DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio - Initial Shares
     Developing Leaders Portfolio - Initial Shares (name changed February 2,
          2003; formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Mutual Share Securities Fund - Class 2 Shares (added May 1, 2002)
     Templeton Developing Markets Securities Fund - Class 2 Shares (added May 1,
          2003)
     Templeton Foreign Securities Fund - Class 2 Shares (added May 3, 2004) Templeton Growth Securities Fund - Class 2 Shares (added May 1, 2002)

GREENWICH STREET SERIES FUND
     Equity Index Portfolio - Class II Shares
     Salomon Brothers Variable Aggressive Growth Fund - Class I Shares (name changed May 3, 2004, formerly
          Salomon Brothers Variable Emerging Growth Fund - Class I Shares, added May 1, 2002)
     Salomon Brothers Variable Growth & Income Fund - Class I
          Shares (added May 1, 2002)

JANUS ASPEN SERIES
     Global Technology Portfolio - Service Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 1, 2003)

LORD ABBETT SERIES FUND, INC.
     Growth and Income Portfolio (added May 1, 2003)
     Mid-Cap Value Portfolio (added May 1, 2003)

FAM VARIABLE SERIES FUNDS, INC. (FORMERLY MERRILL LYNCH VARIABLE SERIES FUNDS,
     INC.)
     Mercury Global Allocation V.I. Fund - Class III (name changed May 2, 2005;
          formerly Merrill Lynch Global Allocation Fund V.I. - Class C;
          added November 15, 2003)
     Mercury Value Opportunities V.I. Fund - Class III (name changed May 2,
          2005; formerly Merrill Lynch Value Opportunities V.I. Fund - Class III; name changed August 16, 2004; formerly Merrill Lynch Small Cap Value Fund V.I. - Class C; added November 15, 2003)

OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Main Street Fund/VA - Service Shares (added May 3, 2004)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class
     Total Return Portfolio - Administrative Class (name changed May 1, 2002;
          formerly PIMCO Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
     Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
     All Cap Fund - Class I (name changed April 30, 2003; formerly Salomon
          Brothers Capital Fund)
     Investors Fund - Class I
     Large Cap Growth Fund - Class I (added May 1, 2002)
     Small Cap Growth Fund - Class I

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 8                                                      Page 4 of 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

THE TRAVELERS SERIES TRUST
     Convertible Securities Portfolio (name changed May 1, 2002; formerly TIC
          Convertible Bond)
     Disciplined Mid Cap Stock
     Equity Income Portfolio (Fidelity)
     Federated High Yield Portfolio
     Large Cap Portfolio (Fidelity)
     Managed Allocation Series: Conservative Portfolio (added May 2, 2005) Managed Allocation Series: Moderate-Conservative Portfolio (added May 2,
          2005)
     Managed Allocation Series: Moderate Portfolio (added May 2, 2005)
     Managed Allocation Series: Moderate-Aggressive Portfolio   (added May 2,
          2005)
     Managed Allocation Series: Aggressive Portfolio   (added May 2, 2005)
     Mercury Large Cap Core Portfolio (name changed May 2, 2003; formerly
          Merrill Large Cap Core Portfolio; formerly MFS Research Portfolio; change effective November 15, 2003)
     MFS Mid Cap Growth Portfolio
     MFS Value Portfolio (added May 3, 2004)
     Mondrian International Stock Portfolio (name changed May 2, 2005; formerly
          Lazard International Stock Portfolio
     Pioneer Fund Portfolio (added May 1, 2003)
     Pioneer Mid Cap Value Portfolio (added May 2, 2005)
     Smith Barney Social Awareness Stock Portfolio (added May 3, 2004)
     Style Focus Series: Small Cap Growth Portfolio (added May 2, 2005)
     Style Focus Series: Small Cap Value Portfolio (added May 2, 2005) Travelers Quality Bond Portfolio
     Travelers U.S. Government Securities Portfolio (added May 3, 2004)

TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001)
     MFS Total Return Portfolio
     Pioneer Strategic Income Portfolio (added May 3, 2004)
     SB Adjustable Rate Income Portfolio (added September 15, 2003) Strategic Equity Portfolio (formerly Alliance Growth Portfolio; change effective September 15, 2003)

VAN KAMPEN LIFE INVESTMENT TRUST
     Comstock Portfolio Class II Shares (added May 1, 2001)

VARIABLE  INSURANCE PRODUCTS FUND
     Contrafund Portfolio - Service Class 2
     Mid Cap Portfolio-  Service  Class  2  (added  May  1,  2001)

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 8                                                      Page 5 of 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

AIM V.I. Premier Equity Fund- Series I (closed to new contract owners May
     1, 2003; name changed April 30, 2002; formerly AIM V.I. Value Fund added May 1, 2001)
Alliancebernstein Large-Cap Growth - Class B (closed to new sales and name changed May 2, 2005; formerly Alliancebernstein Premier Growth - Class B; name changed May 1, 2003; formerly Alliance Premier Growth Portfolio
       Class B)
Credit Suisse Emerging Markets Portfolio (closed to new contract owners May 1,
     2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets)
Dynamic Capital Appreciation-Service Class 2 (closed to new sales May 2,
     2005: added May 1, 2001)
Federated Stock Portfolio (closed to new sales May 2. 2005)
Janus Aspen Balanced Portfolio - Service Shares (closed to new sales May 3.
     2004)
Janus Aspen Global Life Sciences Portfolio - Service Shares (closed to new sales
     May 3, 2004)
Janus Aspen Worldwide Growth Portfolio - Service Shares (closed to new sales
     May 3, 2004)
MFS Emerging Growth Portfolio (merged February 25, 2005 into Mfs Mid Cap Growth
      Portfolio)
Putnam Diversified Income (closed to new contract owners May 1, 2001)
Putnam Vt Discovery Growth Fund- Class IB Shares (closed to new contract owners
     May 1, 2003; name changed April 30, 2003; formerly Putnam Vt Voyager II Fund - Class IB SHARES, added May 1, 2001)
Putnam Vt International Equity Fund - Class IB Shares (closed to new sales May
     3, 2004; name changed April 30, 2003; formerly Putnam Vt International Growth Fund - Class IB Shares, added May 1, 2001)
Strategic Stock Portfolio merged September 3, 2001, into Salomon Brothers
     Investors Fund
Travelers Disciplined Small Cap Stock Portfolio merged September 3, 2001, into
     Salomon Brothers Investors Fund
Van Kampen Enterprise Portfolio Class II Shares (closed to new sales May 3,
     2004; added May 1, 2001)

The Travelers Companies, Agreement No. 99031, Effective November 1, 1999
Amendment No. 8                                                      Page 6 of 6

                               AMENDMENT NO. 9 TO

       AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1, 1999

                                    between

                          TRAVELERS INSURANCE COMPANY*

                               and its Subsidiary

                      TRAVELERS LIFE AND ANNUITY COMPANY**
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective May 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     As of the effective date of this Amendment, The Travelers Insurance Company has changed its name to MetLife Insurance Company of Connecticut, and The Travelers Life and Annuity Company has changed its name to MetLife Life and Annuity Company of Connecticut. Therefore this Agreement shall be deemed to be between MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut, collectively the CEDING COMPANY, and AXA Corporate Solutions Life Reinsurance Company. All references to the CEDING COMPANY in the Agreement, including any amendments and supplements, shall be deemed to be references collectively to MetLife Life Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to reflect the current fund offerings. Due to the extensive mergers, substitutions, and name changes resulting from the acquisition of the CEDING COMPANY by MetLife, Schedule B has been completely replaced rather than updated. See Amendment 8 to this Agreement for prior fund status information.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By:    [ILLEGIBLE]                                     Date: 8/1/06
       ---------------------------------------------
         Name/Title

Attest:    [ILLEGIBLE]
       ---------------------------------------------
         Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:    -s- Cheryl E. Rogers                           Date: June/15/2006
       ---------------------------------------------
       Cheryl E. Rogers, Senior Vice President & CFO

Attest: -s- Julia Cornely
        ---------------------------------------------
       Julia  Cornely,  Assistant/Vice  President

*    Effective 5/1/06, name changed to MetLife insurance Company of Connecticut

**   Effective 5/1/06, name changed to MetLife Life & Annuity Company of
     Connecticut

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999
Amendment  No.  9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     Global Growth Fund
     Growth Fund
     Growth-Income Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Franklin Income Securities Fund
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES - SERVICE SHARES
     Mid Cap Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
     Legg Mason Partners Variable Investors Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Appreciation Portfolio
     Legg Mason Partners Variable Equity Index Portfolio - Class II Legg Mason Partners Variable Fundamental Value Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable Adjustable Rate Income Portfolio
     Legg Mason Partners Variable Aggressive Growth Portfolio
     Legg Mason Partners Variable High Income Portfolio
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Mid Cap Core Portfolio
     Legg Mason Partners Variable Money Market Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
     Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth
          and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced All
          Cap Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio - Global All
          Cap Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap
          Growth and Value

LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

MET INVESTORS SERIES TRUST
     Dreman Small-Cap Value Portfolio - Class A
     Harris Oakmark International Portfolio - Class A
     Janus Capital Appreciation Portfolio - Class A
     Lord Abbett Growth and Income Portfolio - Class B
     Lord Abbett Mid-Cap Value Portfolio - Class B
     Mercury Large-Cap Core Portfolio - Class A
     Met/AIM Capital Appreciation Portfolio - Class A
     Met/AIM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     Pioneer Fund Portfolio - Class A
     Pioneer Mid-Cap Value Portfolio - Class A
     Pioneer Strategic Income Portfolio - Class A
     Third Avenue Small Cap Value Portfolio - Class B

MetLife of Connecticut Companies (formerly The Travelers Companies),
Agreement No. 99031, Effective November 1, 1999
Amendment No. 9                                                      Page 1 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

METROPOLITAN SERIES FUND, INC.
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class E
     Capital Guardian U.S. Equity Portfolio - Class A
     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F
     Oppenheimer Global Equity Portfolio - Class B

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Real Return Portfolio
     Total Return Portfolio

PUTNAM VARIABLE TRUST - CLASS IB
     Putnam VT Small Cap Value Fund

VARIABLE INSURANCE PRODUCTS FUND
     VIP Contrafund Portfolio - Service Class
     VIP Mid Cap Portfolio - Service Class 2

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS - CLASS B
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

                         CLOSED TO NEW CONTRACT OWNERS

AIM VARIABLE INSURANCE FUND
     AIM VI Core Equity Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares

LEGG MASON PARTNERS INVESTMENT SERIES
     Legg Mason Partners Variable Dividend Strategy Portfolio
     Legg Mason Partners Variable Premier Selection All Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
     Legg Mason Partners Variable All Cap Portfolio
     Legg Mason Partners Variable Small Cap Growth Opportunities Fund

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Diversified Strategic Income Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable International All Cap Growth Portfolio Legg Mason Partners Variable Large Cap Value Portfolio

METROPOLITAN SERIES FUND, INC.
     T. Rowe Price Large Cap Growth Portfolio - Class B

PUTNAM VARIABLE TRUST
     Putnam VT Discovery Growth Fund - Class IB Shares
     Putnam VT International Equity Fund - Class IB Shares

VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen Emerging Growth Portfolio - Class I Shares

MetLife of Connecticut Companies (formerly The Travelers Companies),
Agreement No. 99031, Effective November 1, 1999
Amendment No. 9                                                      Page 2 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     Global Growth Fund
     Growth Fund
     Growth-Income Fund

DREYFUS VARIABLE INVESTMENT FUND - INITIAL SHARES
     Appreciation Portfolio
     Developing Leaders Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES - SERVICE SHARES
     Global Technology Portfolio

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. - CLASS I
     Legg Mason Partners Variable All Cap Portfolio
     Legg Mason Partners Variable Investors Portfolio
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Small Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Aggressive Growth Portfolio - Class I Legg Mason Partners Variable Equity Index Portfolio - Class II Legg Mason Partners Variable Growth and Income Portfolio - Class I

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable Adjustable Rate Income Portfolio Legg Mason Partners Variable Social Awareness Stock Portfolio

MET INVESTORS SERIES TRUST
     Batterymarch Mid-Cap Stock Portfolio - Class A
     Dreman Small-Cap Value Portfolio - Class A
     Federated High Yield Portfolio - Class A
     Harris Oakmark International Portfolio - Class A
     Janus Capital Appreciation Portfolio - Class A
     Legg Mason Partners Managed Assets Portfolio - Class A
     Lord Abbett Bond Debenture Portfolio - Class A
     Lord Abbett Growth and Income Portfolio - Class B
     Lord Abbett Mid-Cap Value Portfolio - Class B
     Mercury Large-Cap Core Portfolio - Class A
     Met/AIM Capital Appreciation Portfolio - Class A
     Met/AIM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     Pioneer Fund Portfolio - Class A
     Pioneer Mid-Cap Value Portfolio - Class A
     Pioneer Strategic Income Portfolio - Class A
     Third Avenue Small Cap Value Portfolio - Class B

METROPOLITAN SERIES FUND, INC.
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class A
     BlackRock Money Market Portfolio - Class A
     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F

MetLife of Connecticut Companies (formerly The Travelers Companies),
Agreement No. 99031, Effective November 1, 1999
Amendment No. 9                                                      Page 3 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

     Oppenheimer Global Equity Portfolio - Class B
     Western Asset Management High Yield Bond Portfolio - Class A
     Western Asset Management U.S. Government Portfolio - Class A

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Real Return Portfolio
     Total Return Portfolio

PUTNAM VARIABLE TRUST - CLASS IB
     Putnam VT Small Cap Value Fund

VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II
     Comstock Portfolio

VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2
     VIP Contrafund(R) Portfolio
     VIP Mid Cap Portfolio

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS - CLASS B
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

                         CLOSED TO NEW CONTRACT OWNERS

AIM VARIABLE INSURANCE FUND
     AIM VI Core Equity Fund

CREDIT SUISSE TRUST
     Credit Suisse Emerging Markets Portfolio

JANUS ASPEN SERIES
     Janus Aspen Balanced Portfolio - Service Shares
     Janus Aspen Global Life Sciences Portfolio - Service Shares
     Janus Aspen Worldwide Growth Portfolio - Service Shares

METROPOLITAN SERIES FUND, INC.
     T. Rowe Price Large Cap Growth Portfolio - Class B
     MFS(R) Total Return Portfolio

PUTNAM VARIABLE TRUST
     Putnam Diversified Income
     Putnam VT Discovery Growth Fund- Class IB Shares
     Putnam VT International Equity Fund - Class IB Shares

VARIABLE INSURANCE PRODUCTS FUND
     Dynamic Capital Appreciation-Service Class 2


MetLife of Connecticut Companies (formerly The Travelers Companies),
Agreement No. 99031, Effective November 1, 1999
Amendment No. 9                                                      Page 4 of 4

                              AMENDMENT NO. 10 TO

       AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1, 1999

                                    between

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                               and its Subsidiary

                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By: -s- Christopher A. Kremer                                Date: 11/30/06
    ----------------------------------------------------           ------------
    Christopher A. Kremer, Assistant Vice President & Actuary

Attest:  -s- Patrisha R. Cox
         --------------------------
         Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:  -s- Keith E. Floman                                      Date: 11/6/2006
     ----------------------                                         -----------
     Keith E. Floman, Vice President & Chief Actuary

Attest:   -s- Julia Cornely
          --------------------------
          Julia Cornely, Assistant Viae President

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999 Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     Global Growth Fund
     Growth Fund
     Growth-Income Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Franklin Income Securities Fund
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES - SERVICE SHARES
     Mid Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
     Legg Mason Partners Variable Investors Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Appreciation Portfolio
     Legg Mason Partners Variable Equity Index Portfolio - Class II Legg Mason Partners Variable Fundamental Value Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable Adjustable Rate Income Portfolio Legg Mason Partners Variable Aggressive Growth Portfolio
     Legg Mason Partners Variable High Income Portfolio
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Mid Cap Core Portfolio
     Legg Mason Partners Variable Money Market Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
     Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap
     Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio - Balanced
     All Cap Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio - Global All Cap Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap Growth and Value

LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

MET INVESTORS SERIES TRUST
     BlackRock Large-Cap Core Portfolio - Class A (name changed October 1, 2006;
       formerly Mercury Large-Cap
     Core Portfolio - Class A)
     Dreman Small-Cap Value Portfolio - Class A
     Harris Oakmark International Portfolio - Class A
     Janus Capital Appreciation Portfolio - Class A
     Lord Abbett Growth and Income Portfolio - Class B
     Lord Abbett Mid-Cap Value Portfolio - Class B
     Met/AIM Capital Appreciation Portfolio - Class A
     Met/ATM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     Pioneer Fund Portfolio - Class A
     Pioneer Mid-Cap Value Portfolio - Class A
     Pioneer Strategic Income Portfolio - Class A
     Third Avenue Small Cap Value Portfolio - Class B

METROPOLITAN SERIES FUND, INC.
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class E
     Capital Guardian U.S. Equity Portfolio - Class A

MetLife of Connecticut Companies (formerly The Travelers Companies),
Agreement No. 99031, Effective November 1, 1999
Amendment No. 10                                                    Page 1 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F
     Oppenheimer Global Equity Portfolio - Class B

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Real Return Portfolio
     Total Return Portfolio

PUTNAM VARIABLE TRUST - CLASS IB
     Putnam VT Small Cap Value Fund

VARIABLE INSURANCE PRODUCTS FUND
     VIP Contrafund Portfolio - Service Class
     VIP Mid Cap Portfolio - Service Class 2

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS - CLASS B
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

                CLOSED TO NEW CONTRACT OWNERS OR OTHERWISE ENDED

AIM VARIABLE INSURANCE FUND
     AIM VI Core Equity Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (November 13, 2006, substituted by an existing fund: Third Avenue Small Cap Value Portfolio)

LEGG MASON PARTNERS INVESTMENT SERIES
     Legg Mason Partners Variable Dividend Strategy Portfolio
     Legg Mason Partners Variable Premier Selection All Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
     Legg Mason Partners Variable All Cap Portfolio
     Legg Mason Partners Variable Small Cap Growth Opportunities Fund

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Diversified Strategic Income Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable International All Cap Growth Portfolio Legg Mason Partners Variable Large Cap Value Portfolio

METROPOLITAN SERIES FUND, INC.
     T. Rowe Price Large Cap Growth Portfolio - Class B

PUTNAM VARIABLE TRUST
     Putnam VT Discovery Growth Fund- Class IB Shares
     Putnam VT International Equity Fund - Class IB Shares

VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Strategic Growth Portfolio (name changed August 15, 2006;
       formerly Van Kampen Emerging Growth Portfolio - Class I Shares)

 MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999
 Amendment No. 10                                                  Page 2 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     Global Growth Fund
     Growth Fund
     Growth-Income Fund

DREYFUS VARIABLE INVESTMENT FUND - INITIAL SHARES
     Appreciation Portfolio
     Developing Leaders Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES - SERVICE SHARES
     Global Technology Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC. - CLASS I
     Legg Mason Partners Variable All Cap Portfolio
     Legg Mason Partners Variable Investors Portfolio
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Small Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Aggressive Growth Portfolio - Class I Legg Mason Partners Variable Equity Index Portfolio - Class II Legg Mason Partners Variable Growth and Income Portfolio - Class I

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable Adjustable Rate Income Portfolio Legg Mason Partners Variable Social Awareness Stock Portfolio

MET INVESTORS SERIES TRUST
     Batterymarch Mid-Cap Stock Portfolio - Class A
     BlackRock High Yield Portfolio - Class A (name changed August 21, 2006; formerly Federated High Yield Portfolio - Class A)[X]
     BlackRock Large-Cap Core Portfolio - Class A (name changed October 1, 2006; formerly Mercury Large-Cap Core Portfolio - Class A) [X]
     Dreman Small-Cap Value Portfolio - Class A
     Harris Oakmark International Portfolio - Class A
     Janus Capital Appreciation Portfolio - Class A
     Legg Mason Partners Managed Assets Portfolio - Class A
     Lord Abbett Bond Debenture Portfolio - Class A
     Lord Abbett Growth and Income Portfolio - Class B
     Lord Abbett Mid-Cap Value Portfolio - Class B
     Met/AIM Capital Appreciation Portfolio - Class A
     Met/AIM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     Pioneer Fund Portfolio - Class A
     Pioneer Mid-Cap Value Portfolio - Class A
     Pioneer Strategic Income Portfolio - Class A
     Third Avenue Small Cap Value Portfolio - Class B

METROPOLITAN SERIES FUND, INC.
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class A
     BlackRock Money Market Portfolio - Class A
     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F

     MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999
     Amendment No. 10                                              Page 3 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

     Oppenheimer Global Equity Portfolio - Class B
     Western Asset Management High Yield Bond Portfolio - Class A
     Western Asset Management U.S. Government Portfolio - Class A

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Real Return Portfolio
     Total Return Portfolio

PUTNAM VARIABLE TRUST - CLASS IB
     Putnam VT Small Cap Value Fund

VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II
     Comstock Portfolio

VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2
     VIP Contrafund(R) Portfolio
     VIP Mid Cap Portfolio

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS - CLASS B
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

                CLOSED TO NEW CONTRACT OWNERS OR OTHERWISE ENDED

AIM VARIABLE INSURANCE FUND
     [X] AIM VI Core Equity Fund

CREDIT SUISSE TRUST
     [X] Credit Suisse Emerging Markets Portfolio

JANUS ASPEN SERIES
     Janus Aspen Balanced Portfolio - Service Shares
     [X] Janus Aspen Global Life Sciences Portfolio - Service Shares
     [X] Janus Aspen Worldwide Growth Portfolio - Service Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (November 13, 2006, substituted by an existing fund: Third Avenue Small Cap Value Portfolio) [X]

METROPOLITAN SERIES FUND, INC.
     [X] T. Rowe Price Large Cap Growth Portfolio - Class B
         MFS(R) Total Return Portfolio

PUTNAM VARIABLE TRUST
     Putnam Diversified Income
     [X] Putnam VT Discovery Growth Fund- Class IB Shares
     [X] Putnam VT International Equity Fund - Class IB Shares

VARIABLE INSURANCE PRODUCTS FUND
     Dynamic Capital Appreciation-Service Class 2

     MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999
     Amendment No. 10                                                Page 4 of 4

                   [GRAPHIC]                                   Debra A. Udicious
                                                     Senior Vice President & CFO
                                                            Phone (212) 314-2064
                                                               Fax (212)707-1504
                                               Debbie.Udicious@axa-equitable.com

May  9,  2007

VIA  DHL  21467748050

Mr. Christopher A. Kremer
Assistant Vice President & Actuary
MetLife Insurance Company of Connecticut
501 Boylston Street
6th Floor
Boston, MA 02116

Re: Treaties with U.S. Ceding Companies and Ceding Companies that qualify as U.S. "persons" under OFAC regulations.

Dear Mr. Kremer:

AXA Corporate Solutions Life Reinsurance Company (AXA CS Life) intends this communication to become a Letter Amendment to our Reinsurance Treaty(ies), listed on page 2, to outline AXA CS Life's compliance with OFAC regulations and to request that you keep us informed of OFAC-related matters that may arise under our treaties, as described hereunder.

It is the intention of the Ceding Company and the Reinsurer to comply with all laws, statutes, regulations and rules applicable to the business reinsured under this Agreement, including, but not limited to, the requirements of the United States Department of the Treasury's Office of Foreign Asset Control ("OFAC").

For the purposes of this Letter Amendment, a "Prohibited Person" is a Specially Designated National and Blocked Person as defined by OFAC and a "Sanctioned Country" is collectively a department, agency, branch, instrumentality, government-owned entity or representative of the government of a sanctioned or an embargoed country as identified by OFAC.

Should either party receive information after the date of this Letter Amendment that an underlying policy or coverage which is part of the business reinsured under this Agreement may insure or be owned, or in any way or right controlled by, a Prohibited Person or a department, agency, branch, instrumentality, government-owned entity or representative of the government of a Sanctioned Country that party shall promptly provide such information to the other party.

The Reinsurer's payment or disbursement in relation to any reinsurance claim, and the Ceding Company's payment of any premium or other amount, with respect to any such underlying policy or coverage involving a Prohibited Person or Sanctioned Country shall be only as permitted by OFAC regulatory requirements or specific instruction from OFAC. The parties will cooperate with each other to promptly obtain any required OFAC license or other action.

                                  Page 1 of 2

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
             1290 Avenue of the Americas, New York, New York 10104
                 Telephone: (212) 314-4167 Fax: (212) 314-4205

AXA Corporate Solutions Life Reinsurance Company                     May 9, 2007

This Letter Amendment has been prepared in duplicate original. Kindly secure signatures on behalf of MetLife Insurance Company of Connecticut, retain one original and return one original to AXA CS Life Re. As evidence of our understanding, please file a fully executed copy in your copy of our Reinsurance Treaty(ies) and we will do likewise.

If you have any questions or concerns, please let us know.

Signed for AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY:

-s- Debra A. Udicious
-------------------------------------------
Debra A. Udicious, Senior Vice President & CFO
Signed for Metalife  Life Annuity Company Of Connecticut

[ILLEGIBLE]
---------------------------------------------
AVP & Actuary

Signed for METLIFE INSURANCE COMPANY OF CONNECTICUT:

[ILLEGIBLE]
-----------------------------
Name, Title
[ILLEGIBLE]

                          REINSURANCE TREATY(IES) LIST

MEtLife Trety Id          Treaty Number     Effective Date
----------------          -------------     ----------------
17502/17503               99031             November 1, 1999
17504/17505               200002            November 1, 1999
17572/17573               200015            May 18, 2000
17514/17575               200018            August 1, 2000

                              AMENDMENT NO. 11 TO

       AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1, 1999

                                    between

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                               and its Subsidiary

                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By:  -s- Christopher A. Kremer                               Date: 7/17/07
     -----------------------------
     Christopher A. Kremer, Assistant Vice President & Actuary

Attest: -s- Patrisha R. Cox
        --------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: -s- Keith E. Floman                                       Date: 6/27/2007
    -------------------------------------
    Keith E. Floman, Senior Vice President & Chief Actuary

Attest: -s- Julia Cornely
        -----------------------------
        Julia Cornely, Assistant Vice President

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     Global Growth Fund
     Growth Fund
     Growth-Income Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Franklin Income Securities Fund
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES - SERVICE SHARES
     Mid Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (NAME CHANGED TO EQUITY TRUST
  APRIL 30, 2007)
     Legg Mason Partners Variable Aggressive Growth Portfolio - Class I
       (April 30, 2007, new assets moved into fund due to merger from Legg Mason Partners Variable Premier Selection All Cap Growth Portfolio)
     Legg Mason Partners Variable Appreciation Portfolio
     Legg Mason Partners Variable Capital and Income Portfolio - Class II
       (name changed April 30, 2007; formerly Legg Mason Partners Variable
        Multiple
     Discipline Portfolio - Balanced All Cap Growth and Value)
     Legg Mason Partners Variable Equity Index Portfolio - Class II
     Legg Mason Partners Variable Fundamental Value Portfolio (April 30, 2007, new assets moved into fund due to merger from Legg Mason Partners Variable All Cap Portfolio)
     Legg Mason Partners Variable Investors Portfolio (April 30, 2007, new assets moved into fund due to merger from Legg Mason Partners Variable Large Cap Value Portfolio)
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Mid Cap Core Portfolio Legg Mason Partners Variable Multiple Discipline Portfolio - All Cap Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio - Global All
       Cap Growth and Value
     Legg Mason Partners Variable Multiple Discipline Portfolio - Large Cap
       Growth and Value

LEGG MASON PARTNERS VARIABLE INCOME TRUST (NAME CHANGED TO INCOME TRUST,
  APRIL 30, 2007)
     Legg Mason Partners Variable Adjustable Rate Income Portfolio
     Legg Mason Partners Variable High Income Portfolio
     Legg Mason Partners Variable Money Market Portfolio

MET INVESTORS SERIES TRUST
     BlackRock Large-Cap Core Portfolio-Class E(changed from Class A to Class E,
       April 30, 2007; name changed October 1, 2006; formerly Mercury Large-Cap Core Portfolio - Class A)
     Dreman Small-Cap Value Portfolio - Class A
     Harris Oakmark International Portfolio - Class A
     Janus Forty Portfolio - Class A (name changed April 30, 2007; formerly
       Janus Capital Appreciation Portfolio -Class A)
     Lazard Mid-Cap Portfolio - Class B (added April 30, 2007, due to merger from Pioneer Mid-Cap Value Portfolio -Class A)
     Lord Abbett Growth and Income Portfolio - Class B
     Lord Abbett Mid-Cap Value Portfolio - Class B
     Met/AIM Capital Appreciation Portfolio - Class A
     Met/AIM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     PIMCO Inflation Protected Bond Portfolio - Class A (added April 30, 2007,as substitution for PIMCO Real Return Portfolio)
     Pioneer Fund Portfolio - Class A
     Pioneer Strategic Income Portfolio - Class A
     Third Avenue Small Cap Value Portfolio - Class B

MetLife of Connecticut Companies (formerly The Travelers Companies),
Agreement No. 99031, Effective November 1, 1999
Amendment No. 11                                                     Page 1 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                  VINTAGE XTRA
                                FUNDS AND STATUS

METROPOLITAN SERIES FUND, INC.
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class E
     Capital Guardian U.S. Equity Portfolio - Class A
     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F
     Oppenheimer Global Equity Portfolio - Class B

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Total Return Portfolio

VARIABLE INSURANCE PRODUCTS FUND
     VIP Contrafund Portfolio - Service Class
     VIP Mid Cap Portfolio - Service Class 2

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS - CLASS B
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

                CLOSED TO NEW CONTRACT OWNERS OR OTHERWISE ENDED

AIM VARIABLE INSURANCE FUND
     AIM VI Core Equity Fund (April 30, 2007, substituted by an existing fund:
     Capital Guardian U.S. Equity Portfolio)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (November 13, 2006, substituted by an existing fund: Third Avenue Small Cap Value Portfolio)

LEGG MASON PARTNERS INVESTMENT SERIES
     Legg Mason Partners Variable Dividend Strategy Portfolio

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
      Legg Mason Partners Variable Diversified Strategic Income Portfolio
     Legg Mason Partners Variable International All Cap Opportunity Portfolio (name changed April 30, 2007; formerly Legg Mason Partners Variable
       International All Cap Growth Portfolio)
     Legg Mason Partners Variable Small Cap Growth Fund (merge April 30, 2007, from Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio)

METROPOLITAN SERIES FUND, INC.
     T. Rowe Price Large Cap Growth Portfolio - Class B

MET INVESTORS SERIES TRUST
     MFS Research International Portfolio - Class B (added April 30, 2007, as a substitution for Putnam VT International Equity Fund - Class IB Shares)

PUTNAM VARIABLE TRUST
     Putnam VT Discovery Growth Fund- Class IB Shares
     Putnam VT Small Cap Value Fund (April 30, 2007, substituted by an existing fund: Third Avenue Small Cap Value Portfolio)

VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Strategic Growth Portfolio (name changed August 15, 2006;
       formerly Van Kampen Emerging Growth Portfolio - Class I Shares)

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999

Amendment No. 11                                                     Page 2 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     Global Growth Fund
     Growth Fund
     Growth-Income Fund

DREYFUS VARIABLE INVESTMENT FUND - INITIAL SHARES
     Appreciation Portfolio
     Developing Leaders Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES- SERVICE SHARES
     Global Technology Portfolio

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (NAME CHANGED TO EQUITY TRUST,
  APRIL 30, 2007)
     Legg Mason Partners Variable Aggressive Growth Portfolio - Class I
     Legg Mason Partners Variable Appreciation Portfolio - Class I (added April 30, 2007, due to merger from Legg Mason Partners Variable Growth and Income Portfolio - Class I)
     Legg Mason Partners Variable Equity Index Portfolio - Class II
     Legg Mason Partners Variable Fundamental Value Portfolio - Class I (added April 30, 2007, due to merger from Legg Mason Partners Variable All Cap Portfolio)
     Legg Mason Partners Variable Investors Portfolio
     Legg Mason Partners Variable Large Cap Growth Portfolio - Single Share
     Class
     Legg Mason Partners Variable Small Cap Growth Portfolio
     Legg Mason Partners Variable Social Awareness Portfolio (name changed April 30, 2007; formerly Legg Mason Partners Variable Social Awareness Stock Portfolio)

LEGG MASON PARTNERS VARIABLE INCOME TRUST (NAME CHANGED TO INCOME TRUST,
  APRIL 30, 2007)
     Legg Mason Partners Variable Adjustable Rate Income Portfolio

MET INVESTORS SERIES TRUST
     Batterymarch Mid-Cap Stock Portfolio - Class A
     BlackRock High Yield Portfolio - Class A (name changed August 21, 2006;
       formerly Federated High Yield Portfolio - Class A)
     BlackRock Large-Cap Core Portfolio - Class E (changed from Class A to Class
       E, April 30, 2007; name changed October 1, 2006; formerly Mercury
         Large-Cap Core Portfolio - Class A)
     Dreman Small-Cap Value Portfolio - Class A
     Harris Oakmark International Portfolio -Class A
     Janus Forty Portfolio - Class A (name changed April 30, 2007; formerly Janus Capital Appreciation Portfolio -Class A)
     Lazard Mid-Cap Portfolio - Class B (added April 30, 2007, due to merger from Pioneer Mid-Cap Value Portfolio -Class A)
     Legg Mason Partners Managed Assets Portfolio - Class A
     Lord Abbett Bond Debenture Portfolio - Class A
     Lord Abbett Growth and Income Portfolio
     Lord Abbett Mid-Cap Value Portfolio
     Met/AIM Capital Appreciation Portfolio - Class A
     Met/AIM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     PIMCO Inflation Protected Bond Portfolio - Class A (added April 30, 2007, as substitution for PIMCO Real Return Portfolio)
     Pioneer Fund Portfolio - Class A
     Pioneer Strategic Income Portfolio - Class A
     Third Avenue Small Cap Value Portfolio - Class B

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999
Amendment No. 11                                                     Page 3 of 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            PORTFOLIO ARCHITECT XTRA
                                FUNDS AND STATUS

METROPOLITAN SERIES FUND, INC.
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class A
     BlackRock Money Market Portfolio - Class A
     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F
     Oppenheimer Global Equity Portfolio - Class B
     Western Asset Management U.S. Government Portfolio - Class A

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Total Return Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II
     Comstock Portfolio

VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2
     VIP Contrafund(R) Portfolio
     VIP Mid Cap Portfolio

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS - CLASS B
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

                CLOSED TO NEW CONTRACT OWNERS OR OTHERWISE ENDED

JANUS ASPEN SERIES
     Janus Aspen Balanced Portfolio - Service Shares (no assets remain) Janus Aspen Global Life Sciences Portfolio - Service Shares
     Janus Aspen Worldwide Growth Portfolio - Service Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (November 13, 2006, substituted by an existing fund: Third Avenue Small Cap Value Portfolio)

MET INVESTORS SERIES TRUST
     MFS Emerging Markets Equity Portfolio - Class A (added April 30, 2007 as substitution for Credit Suisse Emerging Markets Portfolio)
     MFS Research International Portfolio - Class B (added April 30, 2007, as a substitution for Putnam VT International Equity Fund - Class IB Shares)

METROPOLITAN SERIES FUND, INC.
     Capital Guardian U.S. Equity Portfolio - Class A (added April 30, 2007 as substitution for AIM VI Core Equity Fund)
     T. Rowe Price Large Cap Growth Portfolio - Class B
     Western Asset Management High Yield Bond Portfolio - Class A (merged April
       30, 2007, into existing fund BlackRock High Yield Portfolio)

PUTNAM VARIABLE TRUST
     Putnam Diversified Income (no assets remain)
     Putnam VT Discovery Growth Fund- Class IB Shares
     Putnam VT Small Cap Value Fund (April 30, 2007, substituted by an existing fund: Third Avenue Small Cap Value Portfolio;

VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen Enterprise Portfolio Class II Shares (closed to new sales May 3,
       2004; added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND
     Dynamic Capital Appreciation-Service Class 2

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 99031, Effective November 1, 1999
Amendment No. 11                                                    Page 4 of 4

                              AMENDMENT NO. 12 TO

       AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1, 1999

                                    between

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                               and its Subsidiary

                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

    1. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated. Funds pertaining to the Reinsurance Agreement have been identified in the column headings, by Related Contract
        (as shown in Schedule A), and by Applicable Treaty.

    2. MetLife Life & Annuity Company of Connecticut ("MLAC") merged into MetLife Insurance Company of Connecticut ("MICC"), effective
        December 7, 2007. All the rights and obligations of MLAC under the Reinsurance Agreement have become the rights and obligations of MICC. Therefore this Agreement shall be deemed to be between MetLife Insurance Company of Connecticut, the CEDING COMPANY, and AXA Corporate Solutions Life Reinsurance Company. All references to the CEDING COMPANY in the Agreement, including any amendments and supplements, shall be deemed to be references to MetLife Insurance Company of Connecticut.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE INSURANCE COMPANY OF CONNECTICUT, AS SUCCESSOR IN INTEREST TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By:     -s- Christopher A. Kremer                            Date: 2/08/08
        --------------------------------------------               -------------
        Christopher A. Kremer, Assistant Vice President & Actuary

Attest: -s- Patrisha R. Cox
        --------------------------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY


By:     -s- Keith E. Floman                                  Date: 2.08.08
        --------------------------------------------               -------------
        Keith E. Floman, Senior Vice President & Chief Actuary

Attest: -s- Julia Cornely
        --------------------------------------------
        Julia Cornely, Assistant Vice President

MetLife of Connecticut (formerly The Travelers Companies). Agreement No. 99031, Effective November 1, 1999
Amendment No. 12

                                   Schedule B
                                Investment Funds
                             (as of November 12, 2007)

                                                            RELATED CONTRACT & APPLICABLE TREAT
                                                            -----------------------------------
                                                                      PORTFOLIO
                                                             VINTAGE  ARCHITECT
                                                               XTRA      XTRA     VINTAGE II     MRA
FUND NAME                                      SHARE CLASS   (99031)   (99031)    (2000-02)    (2000-15)
------------------------------------------    -------------- -------  ----------  -----------  ----------
AMERICAN FUNDS INSURANCE SERIES TRUST
American Funds Global Growth Fund             Class 2 Shares    Y         Y           Y           Y
American Funds Growth Fund                    Class 2 Shares    Y         Y           Y           Y
American Funds Growth-Income Fund             Class 2 Shares    Y         Y           Y           Y

DELAWARE VIP TRUST
Delaware VIP Small Cap Value Series           Standard Class    N         N           N           Y

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus Variable Investment Fund
Appreciation Portfolio                        Initial Shares    N         Y           N           Y
Dreyfus Variable Investment Fund
Developing Leaders Portfolio                  Initial Shares    N         Y           N           Y

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
Franklin Income Securities Fund               Class 2 Shares    Y         N           Y           N
Templeton Developing Markets Securities Fund  Class 2 Shares    Y         *           Y           Y
Templeton Foreign Securities Fund             Class 2 Shares    Y         Y           Y           Y
  *See closed section below
JANUS ASPEN SERIES
Mid Cap Growth Portfolio                      Service Shares    Y         N           Y           Y
Global Technology Portfolio                   Service Shares    N         Y           N           N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable
Aggressive Growth Portfolio                      Class I        Y         Y           Y           *
Legg Mason Partners Variable
Appreciation Portfolio                           Class I        Y         Y           Y           Y
Legg Mason Partners Variable
Capital Portfolio (name changed
  11/12/2007; formerly LMP Variable
  Multiple Discipline Portfolio -             No Share Class    Y         N           Y           N
  All Cap Growth and Value)
Legg Mason Partners Variable
Capital and Income Portfolio                     Class II       Y         N           Y           *
Legg Mason Partners Variable
Equity Index Portfolio                           Class II       Y         Y           Y           Y
Legg Mason Partners Variable
Fundamental Value Portfolio                      Class I        Y         Y           Y           Y
Legg Mason Partners Variable
Global Equity Portfolio (name changed
  11/12/2007; formerly LMP Variable
  Multiple Discipline Portfolio -             No Share Class    Y         N           Y           N
  Global All Cap Growth and Value)
Legg Mason Partners Variable
 International All Cap Opportunity Portfolio                    N         N           N           Y
Legg Mason Partners Variable
 Investors Portfolio                             Class I        Y         Y           Y           N
Legg Mason Partners Variable
 Large Cap Growth Portfolio                      Class I        Y         Y           Y           Y
Legg Mason Partners Variable
 Mid Cap Core Portfolio                          Class I        Y         N           Y           N
Legg Mason Partners Variable
Small Cap Growth Portfolio                       Class I        N         Y           N           Y
Legg Mason Partners Variable
Social Awareness Portfolio                    No Share Class    N         Y           N           Y
  *See closed section below
LEGG MASON PARTNERS VARIABLE INCOME TRUST
Legg Mason Partners Variable
Adjustable Rate Income Portfolio              No Share Class    Y         Y           Y           Y
Legg Mason Partners Variable
High Income Portfolio                         No Share Class    Y         N           Y           Y
Legg Mason Partners Variable
Investors Portfolio                              Class I        N         N           N           Y
Legg Mason Partners Variable
Money Market Portfolio                        No Share Class    Y         N           Y           N

MetLife of CT (formerly The Travelers Companies), No. 99031
Amendment No. 12                                                    Page 1 of 3

                                   Schedule B
                                Investment Funds
                             (as of November 12, 2007)

                                                                                       RELATED CONTRACT & APPLICABLE TREATY
                                                                                       ------------------------------------
                                                                                                   PORTFOLIO
                                                                                        VINTAGE   ARCHITECT
                                                                                         XTRA       XTRA      VINTAGE II      MRA
FUND NAME                                                                 SHARE CLASS   (99031)    (99031)    (2000-02)    (2000-15)
-------------------------------------------------------------------   ---------------   -------   ----------   ---------   --------
MET INVESTORS SERIES TRUST
Batterymarch Mid-Cap Stock Portfolio                                    Class A           N          Y            N            Y
BlackRock High Yield Portfolio                                          Class A           N          Y            N            Y
BlackRock Large-Cap Core Portfolio                                      Class E           Y          Y            Y            Y
Dreman Small-Cap Value Portfolio                                        Class A           Y          Y            Y            Y
Harris Oakmark International Portfolio                                  Class A           Y          Y            Y            Y
Janus Forty Portfolio                                                   Class A           Y          Y            Y            Y
Lazard Mid-Cap Portfolio                                                Class B           Y          Y            Y            Y
Legg Mason Partners Managed Assets Portfolio                            Class A           N          Y            N            Y
Lord Abbett Bond Debenture Portfolio                                    Class A           N          Y            N            Y
Lord Abbett Growth and Income Portfolio                                 Class B           Y          Y            Y            Y
Lord Abbett Mid-Cap Value Portfolio                                     Class B           Y          Y            Y            Y
Met/AIM Capital Appreciation Portfolio                                  Class A           Y          Y            Y            Y
Met/AIM Small Cap Growth Portfolio                                      Class A           Y          Y            Y            Y
MFS(R) Value Portfolio                                                  Class A           Y          Y            Y            Y
Neuberger Berman Real Estate Portfolio                                  Class A           Y          Y            Y            Y
PIMCO Inflation Protected Bond Portfolio                                Class A           Y          Y            Y            Y
Pioneer Fund Portfolio                                                  Class A           Y          Y            Y            Y
Pioneer Strategic Income Portfolio                                      Class A           Y          Y            Y            Y
Third Avenue Small Cap Value Portfolio                                  Class B           Y          Y            Y            Y

METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth Portfolio                                   Class D           Y          Y            Y            Y
BlackRock Bond Income Portfolio                                         Class E           Y          Y            Y            Y
BlackRock Money Market Portfolio                                        Class A           N          Y            N            Y
Capital Guardian U.S. Equity Portfolio                                  Class A           Y          *            Y            *
Fl Large Cap Portfolio                                                  Class A           Y          Y            Y            Y
Fl Value Leaders Portfolio                                              Class D           Y          Y            Y            Y
Lehman Brothers(R) Aggregate Bond Index Portfolio (substituted          Class A           N          N            N            Y
  11/12/2007 for MetLife Investment Diversified Bond Fund)
MetLife Stock Index Portfolio (substituted 11/12/2007 for MetLife
  Investment Large Company Stock Fund)                                  Class A           N          N            N            Y
MFS(R) Total Return Portfolio                                           Class F           Y          Y            Y            Y
Morgan Stanley EAFE(R) Index Portfolio   (substituted 11/12/2007 for    Class A           N          N            N            Y
MetLife Investment International Stock Fund)
Oppenheimer Global Equity Portfolio                                     Class B           Y          Y            Y            Y
Russell 2000(R) Index Portfolio (substituted 11/12/2007 for MetLife
  Investment Small Company Stock Fund)                                  Class A           N          N            N            Y
Western Asset Management U.S. Government Portfolio                      Class A           N          Y            N            Y
                              *See closed section below

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio                                 Class B           Y          Y            Y            Y
MetLife Conservative Allocation Portfolio                               Class B           Y          Y            Y            Y
MetLife Conservative to Moderate Allocation Portfolio                   Class B           Y          Y            Y            Y
MetLife Moderate Allocation Portfolio                                   Class B           Y          Y            Y            Y
MetLife Moderate to Aggressive Allocation Portfolio                     Class B           Y          Y            Y            Y

PIMCO VARIABLE INSURANCE TRUST
Total Return Portfolio                                                Admin Class         Y          Y            Y            Y

VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Comstock Portfolio                                    Class II Shares      N          Y            N            Y

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Contrafund(R) Portfolio                                          Service Class        Y          Y            Y            Y
VIP Mid Cap Portfolio                                                Service Class 2      Y          Y            Y            Y

FIXED ACCOUNT                                                                                                                  Y

MetLife of CT (formerly The Travelers Companies), No. 99031
Amendment No. 12                                                     Page 2 of 3

                                   Schedule B
                                Investment Funds
                             (as of November 12, 2007)

                                                                                     RELATED CONTRACT & APPLICABLE TREATY
                                                                                     ------------------------------------
                                                                                              PORTFOLIO
                                                                                   VINTAGE    ARCHITECT
                                                                                     XTRA        XTRA      VINTAGE II       MRA
FUND NAME                                                          SHARE CLASS     (99031)     (99031)      (2000-02)    (2000-15)
-----------------------------------------------------------     ----------------   --------   ----------   ----------    ---------
THE FOLLOWING FUNDS REMAIN CLOSED TO NEW INVESTORS:
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth Securities Fund                       Class 2           Y          N            Y             N

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Dynamic Capital Appreciation Portfolio                       Service Class 2      N          Y            N             Y

JANUS ASPEN SERIES
Global Life Sciences Portfolio                                   Service Shares       N          Y            N             N
Worldwide Growth Portfolio                                       Service Shares       N          Y            N             Y

LEGG MASON PARTNERS INVESTMENT SERIES
Legg Mason Partners Variable Dividend Strategy Portfolio        No Share Class        Y          N            Y             N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth Portfolio            Class I           N          N            N             Y
Legg Mason Partners Variable Capital and Income Portfolio           Class II          N          N            N             Y
Legg Mason Partners Variable Diversified Strategic
  Income Portfolio                                              No Share Class        Y          N            Y             N
Legg Mason Partners Variable Dividend Strategy Portfolio                              N          N            N             Y
Legg Mason Partners Variable International All Cap
  Opportunity Portfolio                                         No Share Class        Y          N            Y             Y
Legg Mason Partners Variable Small Cap Growth Portfolio             Class I           Y          N            Y             N
MET INVESTORS SERIES TRUST
MFS(R) Emerging Equity Markets Portfolio                            Class A           N          Y            N             Y
MFS(R) Research International Portfolio                             Class B           Y          Y            Y             Y

METROPOLITAN SERIES FUND
T. Rowe Price Large Cap Growth Portfolio                            Class B           Y          Y            Y             N
Capital Guardian U.S. Equity Portfolio                              Class A           N          Y            N             Y

PUTNAM VARIABLE TRUST
Putnam VT Discovery Growth Fund                                  Class IB Shares      Y          Y            Y             Y

VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Enterprise Portfolio                              Class II Shares      N          Y            N             Y
Van Kampen LIT Strategic Growth Portfolio                           Class I           Y          N            Y             Y

WELLS FARGO VARIABLE TRUST
Wells Fargo VT Advantage Small/Mid Cap Value Fund                                     N          N            N             Y
CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION):
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Developing Markets Securities
  Fund (Closed 11/12/07)                                            Class 2           N          Y            N             N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Appreciation Portfolio
Class II added 11/12/2007 as merge-to fund for LMP
Variable Multiple Discipline Portfolio - Large Cap
Growth and Value, then immediately closed 11/07)                    Class II          Y          N            Y             N

MetLife of CT (formerly The Travelers Companies), No. 99031
Amendment No. 12                                                     Page 3 of 3

                              AMENDMENT NO. 13 TO

       AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1, 1999

                                    between

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated. Funds pertaining to the Reinsurance Agreement have been identified in the column headings, by Related Contract (as shown in Schedule A), and by Applicable Treaty.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:     -s- Christopher A. Kremer                            Date: 6/14/08
        --------------------------------------------               -------------
        Christopher A. Kremer, Assistant Vice President & Actuary

Attest: -s- Patrisha R. Cox
        --------------------------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Keith E. Floman                                  Date: 6.13.08
        --------------------------------------------               -------------
        Keith E. Floman, Senior Vice President & Chief Actuary

Attest: -s- Julia Cornely
        --------------------------------------------
        Julia Cornely, Assistant Vice President

MetLife of Connecticut, Agreement No. 99031, Effective November 1, 1999 Amendment No. 13

                                   Schedule B
                                Investment Funds
                             (as of April 28, 2008)

                                                                                        RELATED CONTRACT & APPLICABLE TREATY
                                                                                        ------------------------------------
                                                                                                  PORTFOLIO
                                                                                       VINTAGE    ARCHITECT
                                                                                         XTRA        XTRA      VINTAGE II     MRA
FUND NAME                                                             SHARE CLASS      (99031)     (99031)      (2000-02)  (2000-15)
----------------------------------------------------------------   -----------------   -------    ----------   ----------   -------
AMERICAN FUNDS INSURANCE SERIES TRUST
American Funds Global Growth Fund                                  Class 2 Shares        Y            Y            Y            Y
American Funds Growth Fund                                         Class 2 Shares        Y            Y            Y            Y
American Funds Growth-Income Fund                                  Class 2 Shares        Y            Y            Y            Y

DELAWARE VIP TRUST
Delaware VIP Small Cap Value Series                                Standard Class        N            N            N            Y

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income Securities Fund                                    Class 2 Shares        Y            N            Y            N
TEMPLETON Developing Markets Securities Fund                       Class 2 Shares        N            N            N            Y
Templeton Foreign Securities Fund                                  Class 2 Shares        Y            Y            Y            Y

JANUS ASPEN SERIES
Mid Cap Growth Portfolio                                           Service Shares        Y            N            Y            Y
Global Technology Portfolio                                        Service Shares        N            Y            N            N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth Portfolio               Class 1           Y            Y            Y            *
Legg Mason Partners Variable Appreciation Portfolio                    Class 1           Y            Y            Y            Y
Legg Mason Partners Variable Capital and Income Portfolio              Class II          Y            N            Y            *
Legg Mason Partners Variable Equity Index Portfolio                    Class II          Y            Y            Y            Y
Legg Mason Partners Variable Fundamental Value Portfolio               Class 1           -            Y            -            Y
Legg Mason Partners Variable Global Equity Portfolio               Single Share Class    Y            N            Y            N
Legg Mason Partners Variable Investors Portfolio                       Class 1           Y            Y            Y            Y
Legg Mason Partners Variable Large Cap Growth Portfolio                Class 1           *            Y                     -   Y
Legg Mason Partners Variable Mid Cap Core Portfolio                    Class 1           Y            N            Y            N
Legg Mason Partners Variable Small Cap Growth Portfolio                Class 1           N            Y            N            Y
Legg Mason Partners Variable Social Awareness Portfolio            Single Share Class    N            Y            N            Y
                                      *See closed section below

LEGG MASON PARTNERS VARIABLE INCOME TRUST
Legg Mason Partners Variable Adjustable Rate Income Portfolio      Single Share Class    Y            Y            Y            Y
Legg Mason Partners Variable High Income Portfolio                 Single Share Class    Y            N            Y            Y
Legg Mason Partners Variable Money Market Portfolio                Single Share Class    Y            N            Y            N

MET INVESTORS SERIES TRUST
BlackRock High Yield Portfolio                                         Class A           N            Y            N            Y
BlackRock Large-Cap Core Portfolio                                     Class E           Y            Y            Y            Y
Clarion Global Real Estate Portfolio (name changed 04/28/2008;
  formerly Neuberger Berman Real Estate Portfolio)                     CLASS A           Y            Y            I            Y
Dreman Small-Cap Value Portfolio                                       Class A           Y            Y            Y            Y
Harris Oakmark International Portfolio                                 Class A           Y            Y            Y            Y
Janus Forty Portfolio                                                  Class A           Y            Y            Y            Y
Lazard Mid-Cap Portfolio (substituted 04/28/2008, for
  Batterymarch Mid-Cap Stock Portfolio)                                Class A           N            N            N            Y
Lazard Mid-Cap Portfolio                                               Class B           Y            Y            Y            N
Legg Mason Partners Managed Assets Portfolio                           Class A           N            Y            N            Y
Lord Abbett Bond Debenture Portfolio                                   Class A           N            Y            N            Y
Lord Abbett Growth and Income Portfolio                                Class B           Y            Y            Y            Y
Lord Abbett Mid-Cap Value Portfolio                                    Class B           Y            Y            Y            Y
Met/AIM Capital Appreciation Portfolio                                 Class A           Y            Y            Y            Y
Met/AIM Small Cap Growth Portfolio                                     Class A           Y            Y            Y            Y
MFS Emerging Markets Equity Portfolio (added 04/28/2008, as
  substitution for Templeton Developing Markets Securities Fund)       Class B           Y                         Y            N
PIMCO Inflation Protected Bond Portfolio                               Class A           Y            Y            Y            Y
Pioneer Fund Portfolio                                                 Class A           Y            Y            Y            Y
Pioneer Strategic Income Portfolio                                     Class A           Y            Y            Y            Y
Third Avenue Small Cap Value Portfolio                                 Class B           Y            Y            Y            Y
                                      *See closed section below

MetLife of Connecticut, No. 99031,
Amendment No. 13                                                     Page 1 of 3

                                   Schedule B
                                Investment Funds
                             (as of April 28, 2008)

                                                                                          RELATED CONTRACT & APPLICABLE TREATY
                                                                                          ------------------------------------
                                                                                                    PORTFOLIO
                                                                                          VINTAGE   ARCHITECT
                                                                                           XTRA       XTRA      VINTAGE II    MRA
FUND NAME                                                                SHARE CLASS      (99031)    (99031)    (2000-02)  (2000-15)
----------------------------------------------------------------------   -------------    -------   ----------  ----------  -------
METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth Portfolio                                     Class D           Y          Y            Y         Y
BlackRock Bond Income Portfolio                                           Class A           N          Y            N         Y
BlackRock Bond Income Portfolio                                           Class E           Y          N            Y         N
BlackRock Money Market Portfolio                                          Class A           N          Y            N         Y
Capital Guardian U.S. Equity Portfolio                                    Class A           Y          *            Y         *
Davis Venture Value Portfolio (added 04/28/2008, as substitution for
  Dreyfus VIF Appreciation Portfolio)                                     Class A           N          Y            N         Y
Fl Large Cap Portfolio                                                    Class A           Y          Y            Y         Y
Fl Value Leaders Portfolio                                                Class D           Y          Y            Y         Y
Lehman Brothers(R) Aggregate Bond Index Portfolio                         Class A           N          N            N         Y
MetLife Stock Index Portfolio                                             Class A           N          N            N         Y
MFS(R) Total Return Portfolio                                             Class F           Y          Y            Y         Y
MFS(R) Value Portfolio (moved 04/28/2008, from Met Investors Series to    Class A           Y          Y            Y         Y
  Metropolitan Series)
Morgan Stanley EAFE(R) Index Portfolio                                    Class A           N          N            N         Y
Oppenheimer Global Equity Portfolio (assets added 04/28/2008, from        CLASS B           Y          Y            Y         Y
  Janus Aspen Worldwide Growth Portfolio)
Russell 2000(R) Index Portfolio                                           Class A           N          N            N         Y
T. Rowe Price Small Cap Growth Portfolio (added 04/28/2008,
  as substitution for Dreyfus VIF Developing Leaders Portfolio)           Class B           N          Y            N         Y
Western Asset Management U.S. Government Portfolio                        Class A           N          Y            N         Y
                                           *See closed section below

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio                                   Class B           Y          Y            Y         Y
MetLife Conservative Allocation Portfolio                                 Class B           Y          Y            Y         Y
MetLife Conservative to Moderate Allocation Portfolio                     Class B           Y          Y            Y         Y
MetLife Moderate Allocation Portfolio                                     Class B           Y          Y            Y         Y
MetLife Moderate to Aggressive Allocation Portfolio                       Class B           Y          Y            Y         Y

PIMCO VARIABLE INSURANCE TRUST
Total Return Portfolio                                                  Admin Class         Y          Y            Y         Y

VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Comstock Portfolio                                     Class II Shares       N          Y            N         Y

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Contrafund(R) Portfolio                                            Service Class        Y          Y            Y         Y
VIP Mid Cap Portfolio                                                 Service Class 2       Y          Y            Y         Y

FIXED ACCOUNT                                                                                                                 Y

MetLife of Connecticut, No. 99031,
Amendment No. 13                                                    Page 2 of 3

                                   Schedule B
                                Investment Funds
                             (as of April 28, 2008)

RELATED  CONTRACT  &  APPLICABLE  TREATY

                                                                                                      PORTFOLIO
                                                                                             VINTAGE  ARCHITECT
                                                                                               XTRA      XTRA   VINTAGE II    MRA
FUND NAME                                                                    SHARE CLASS     (99031)   (99031)  (2000-02)  (2000-15)
------------------------------------------------------------------------  -----------------  -------  ---------- ----------  -------
CLOSED TO NEW SALES (SOFT CLOSE - TLA DEFINITION)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth Securities Fund                                 Class 2           Y         N          Y          N

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Dynamic Capital Appreciation Portfolio                                Service Class 2       N         Y          N          Y

JANUS ASPEN SERIES
Global Life Sciences Portfolio                                            Service Shares        N         Y          N          N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth Portfolio                      Class 1           N         N          N          Y
Legg Mason Partners Variable Capital and Income Portfolio                     Class II          N         N          N          Y
Legg Mason Partners Variable Diversified Strategic Income Portfolio       Single Share Class    Y         N          Y          N
Legg Mason Partners Variable Dividend Strategy Portfolio                                        N         N          N          Y
Legg Mason Partners Variable International All Cap Opportunity Portfolio  Single Share Class    Y         N          Y          Y
Legg Mason Partners Variable Small Cap Growth Portfolio                       Class 1           Y         N          Y          N

MET INVESTORS SERIES TRUST
MFS(R) Emerging Equity Markets Portfolio                                      Class A           N         Y          N          Y
MFS(R) Research International Portfolio                                       Class B           Y         Y          Y          Y
Van Kampen Mid Cap Growth Portfolio (added 04/28/2008, as
  substitution for Putnam VT Discovery Growth Fund)                           Class B           Y         Y          Y          Y

METROPOLITAN SERIES FUND
Capital Guardian U.S. Equity Portfolio                                        Class A           N         Y          N          Y
Jennison Growth Portfolio (added 04/28/2008, as substitution for
 Van Kampen LIT Strategic Growth Portfolio)                                   Class A           Y         N          Y          N
Jennison Growth Portfolio (added 04/28/2008, as substitution for
Van Kampen LIT Strategic Growth Portfolio)                                    Class B           N         N          N          Y
T. Rowe Price Large Cap Growth Portfolio                                      Class B           Y         Y          Y          N

VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Enterprise Portfolio                                       Class II Shares       N         Y          N          Y

WELLS FARGO VARIABLE TRUST
Wells Fargo VT Advantage Small/Mid Cap Value Fund                                               N         N          N          Y
           CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION):
MET INVESTORS SERIES TRUST
MFS Emerging Markets Equity Portfolio (added 04/28/2008, as
substitution for Templeton Developing Markets Securities Fund)                Class B           N         Y          N          N
Lazard Mid Cap Portfolio (closed 04/28/2008, after merger from
Batterymarch Mid-Cap Stock Portfolio)                                         Class A           N         Y          N          N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Appreciation Portfolio                           Class II          Y         N          Y          N
Legg Mason Partners Variable Capital Portfolio (closed to new
deposits, 04/28/2008)                                                     Single Share Class    Y         N          Y          N
Legg Mason Partners Variable Dividend Strategy Portfolio (as of
 04/28/2008, closed status changed to "hard close")                       Single Share Class    Y         N          Y          N
Legg Mason Partners Variable Fundamental Value Portfolio
(closed 04/28/2008)                                                           Class I           Y         N          Y          N
Legg Mason Partners Variable Large Cap Growth Portfolio
 (closed 04/28/2008)                                                          Class I           Y         N          Y          N

MetLife of Connecticut, No. 99031,
Amendment No. 13                                                     Page 3 of 3

                              AMENDMENT NO. 14 TO

       AUTOMATIC REINSURANCE AGREEMENT NO. 99031, DATED NOVEMBER 1, 1999

                                    between

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated. Funds pertaining to the Reinsurance Agreement have been identified in the column headings, by Related Contract (as shown in Schedule A), and by Applicable Treaty.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.


METLIFE INSURANCE COMPANY OF CONNECTICUT

By:     -s- Christopher A. Kremer                  Date: 9/2/09
        ---------------------------------                -------
        Christopher A. Kremer, Assistant
        Vice President & Actuary

Attest: -s- Patrisha R. Cox
        ---------------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Albert Zlogar                          Date: 6/17/09
        ---------------------------------                -------
        Albert Zlogar,Senior Vice President & Chief Actuary

Attest: -s- Julia Cornely
        ---------------------------------
        Julia Cornely, Assistant Vice President

Metlife of Connecticut, Agreement No. 99031, Effective November 1,1999
 Amendment No. 14

                                   Schedule B
                                Investment Funds
                               (as of May 4, 2009)

                                                                                 RELATED CONTRACT & APPLICABLE TREATY

                                                                                             PORTFOLIO
                                                                                VINTAGE      ARCHITECT
                                                                                 XTRA          XTRA         VINTAGE II       MRA
FUND NAME                                                   SHARE CLASS         (99031)       (99031)       (2000-02)     (2000-15)
---------------------------------------------------      ----------------       -------      ---------      -----------    ------
AMERICAN FUNDS INSURANCE SERIES TRUST
American Funds Global Growth Fund                          Class 2 Shares          Y             Y              Y             Y
American Funds Growth Fund                                 Class 2 Shares          Y             Y              Y             Y
American Funds Growth-Income Fund                          Class 2 Shares          Y             Y              Y             y

DELAWARE VIP TRUST
Delaware VIP Small Cap Value Series                        Standard Class          N             N              N             Y

FRANKLIN TEMPLETON VARIABLE INSURANCE
Products Trust
Franklin Income Securities Fund                            Class 2 Shares          Y             N              Y             N
Templeton Developing Markets Securities Fund               Class 2 Shares          N             N              N             Y
Templeton Foreign Securities Fund                          Class 2 Shares          Y                            Y             Y

JANUS ASPEN SERIES
Enterprise Portfolio (name changed
05/04/2009; formerly Mid
Cap Growth Portfolio)                                      Service Shares          Y             N              Y             Y
Global Technology Portfolio                                Service Shares          N             Y              N             N
Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable
Aggressive Growth Portfolio                                   Class I              Y             Y              Y             *
Legg Mason Partners Variable
Appreciation Portfolio                                        Class I              Y             Y              Y             Y
Legg Mason Partners Variable
Capital and Income Portfolio                                  Class II             Y             N              Y             *
Legg Mason Partners Variable
Fundamental Value Portfolio                                   Class I              *             Y              *             Y
Legg Mason Partners Variable
Global Equity Portfolio                                  Single Share Class        Y             N              Y             N
Legg Mason Partners Variable
Investors Portfolio                                           Class I              Y             Y              Y             Y
Legg Mason Partners Variable
Large Cap Growth Portfolio                                    Class I              *             Y              *             Y
Legg Mason Partners Variable
Mid Cap Core Portfolio                                        Class I              y             N              Y             N
Legg Mason Partners Variable
 Small Cap Growth Portfolio                                   Class I              N             Y              N             Y
Legg Mason Partners Variable
Social Awareness Portfolio                               Single Share Class        N             Y              N             Y
                     * See closed section below

LEGG MASON PARTNERS VARIABLE INCOME TRUST
Legg Mason Partners Variable
Adjustable Rate Income Portfolio                         Single Share Class        y             Y              Y             Y
Legg Mason Partners Variable
 High Income Portfolio                                   Single Share Class        y             N              Y             Y
Legg Mason Partners Variable
Money Market Portfolio                                   Single Share Class        y             N              Y             N

MET INVESTORS SERIES TRUST
BlackRock High Yield Portfolio                                Class A              N             Y              N             Y
BlackRock Large-Cap Core Portfolio                            Class E              Y             Y              Y             Y
Clarion Global Real Estate  Portfolio
(name changed 04/28/2008;  formerly Neuberger
 Berman Real Estate Portfolio)                                Class A              y             Y              Y             Y
Dreman Small-Cap Value Portfolio                              Class A              y             y              Y             Y
Harris Oakmark International Portfolio                        Class A                            y              Y             Y
Janus Forty Portfolio                                         Class A              Y             Y              Y             Y
Lazard Mid-Cap Portfolio
(substituted 04/28/2008, for
Batterymarch  Mid-Cap Stock Portfolio)                        Class A              N             N              N             Y
Lazard Mid-Cap Portfolio                                      Class B              y             Y              Y             N
Lord Abbett Bond Debenture Portfolio                          Class A              N             Y              N             Y
Lord Abbett Growth and Income Portfolio                       Class B              Y             Y              Y             Y
Lord Abbett Mid-Cap Value Portfolio                           Class B              Y             Y              Y             y
Met/AIM Small Cap Growth Portfolio                            Class A              Y             Y              Y             Y
MFS Emerging Markets Equity Portfolio
(added 04/28/2008,  as substitution for Templeton
Developing Markets Securities Fund)                           Class B              Y             *              y             *
PIMCO Inflation Protected Bond Portfolio                      Class A              Y             Y              Y             Y
PIMCO Total Return Portfolio
(moved 05/04/2009, from PIMCO
Trust to Met Investors Trust due to substitution.)            Class B              Y             Y              Y             Y
Pioneer Fund Portfolio                                        Class A              y             Y              Y             Y
Pioneer Strategic Income Portfolio                            Class A              y             Y              Y             Y
Third Avenue Small Cap Value Portfolio                        Class B              Y             Y              y             Y
Van Kampen Comstock Portfolio
(moved 05/04/2009, from  Van Kampen Trust to
 Met Investors Trust due to substitution.)                    Class B              N             Y              N             Y
                        * See closed section below

MetLife of Connecticut, No. 99031                                  Page 1 of 3
Amendment No. 14

                                   SCHEDULE B
                                INVESTMENT FUNDS
                               (AS OF MAY 4, 2009)

                                                                                       RELATED CONTRACT & APPLICABLE TREATY
                                                                                             PORTFOLIO
                                                                                VINTAGE      ARCHITECT
                                                                                 XTRA          XTRA         VINTAGE II        MRA
FUND NAME                                                   SHARE CLASS         (99031)       (99031)       (2000-02)      (2000-15)
---------------------------------------------------      ----------------       -------      ---------      -----------    --------
METROPOLITAN SERIES FUND, INC.
Barclays Capital Aggregate
Bond Index Portfolio
(name changed 05/04/2009; formerly  Lehman Brothers
Aggregate Bond Index
Portfolio)                                                    Class A              N             N               N            Y
BlackRock Aggressive Growth Portfolio                         Class D              Y             y               Y            y
BlackRock Bond Income Portfolio                               Class A              N             Y               N            y
BlackRock Bond Income Portfolio                               Class E              Y             N               y            N
BlackRock Diversified Portfolio
(added 05/04/2009 due to merger
from Legg Mason Partners
Managed Assets Portfolio)                                     Class A              N             Y               N            Y
BlackRock Legacy Large Cap
 Growth Portfolio
(added 05/04/2006 as  merger from
 FI Large Cap Portfolio and Met/AIM
Capital Appreciation Portfolio)                               Class A              y             Y               Y            y
BlackRock Money Market Portfolio                              Class A              N             Y               N            Y
Davis Venture Value Portfolio
 (added 04/28/2008, as
substitution for Dreyfus VIF
Appreciation Portfolio)                                       Class A              N             Y               N            Y
FI Value Leaders Portfolio                                    Class D              y             y               Y            y
MetLife Stock Index Portfolio                                 Class A              Y             Y               Y            y
MFS  Total Return Portfolio                                   Class F              y             Y               y            y
MFS  Value Portfolio
(moved 04/28/2008, from Met
Investors Series to Metropolitan Series)                      Class A              Y             Y               y            Y
Morgan Stanley EAFE  Index Portfolio                          Class A              N             N               N            Y
Oppenheimer Global Equity Portfolio
(assets added  04/28/2008, from Janus Aspen
Worldwide Growth Portfolio)                                   Class B              y             Y               Y            Y
Russell 2000  Index Portfolio                                 Class A              N             N               N            y
T. Rowe Price Small Cap Growth Portfolio
(added  04/28/2008, as substitution for Dreyfus
VIF Developing Leaders Portfolio)                             Class B              N             y               N            Y
Western Asset Management U.S. Government Portfolio            Class A              N             y               N
                    *See closed section below
METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION
  PORTFOLIOS
MetLife Aggressive Allocation Portfolio                       Class B              y             Y               Y            Y
MetLife Conservative Allocation Portfolio                     Class B              Y             Y               y            Y
MetLife Conservative to Moderate
Allocation Portfolio                                          Class B              Y             Y               Y            Y
MetLife Moderate Allocation Portfolio                         Class B              Y             Y               Y            Y
MetLife Moderate to Aggressive
Allocation Portfolio                                          Class B              y             Y               Y            Y

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Contrafund  Portfolio                                 Service Class 2          Y             Y               y            Y
VIP Mid Cap Portfolio                                     Service Class 2          Y             Y               y            Y

FIXED ACCOUNT                                                                                                                 Y

MetLife of Connecticut, No. 99031                                    Page 2 of 3
Amendment No. 14

                                   Schedule B
                                Investment Funds
                               (as of May 4, 2009)

                                                                                       RELATED CONTRACT & APPLICABLE TREATY
                                                                                             PORTFOLIO
                                                                                VINTAGE      ARCHITECT
                                                                                 XTRA          XTRA         VINTAGE II        MRA
FUND NAME                                                   SHARE CLASS         (99031)       (99031)       (2000-02)     (2000-15)
---------------------------------------------------      ----------------       -------      ---------      -----------    --------
CLOSED TO NEW SALES (SOFT CLOSE - TLA DEFINITION)
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth
Securities Fund                                               Class 2              Y             N               y            N

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Dynamic Capital Appreciation Portfolio                Service Class 2          N             Y               N            y

JANUS ASPEN SERIES
Global Life Sciences Portfolio                             Service Shares          N             y               N            N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable
Aggressive Growth Portfolio                                   Class I              N             N               N            Y
Legg Mason Partners Variable
Capital and Income Portfolio                                  Class II             N             N               N            Y
Legg Mason Partners Variable
Diversified Strategic Income Portfolio                   Single Share Class        y             N               Y            N
Legg Mason Partners Variable
Dividend Strategy Portfolio                                                        N             N               N            y
Legg Mason Partners Variable
International All Cap Opportunity Portfolio              Single Share Class        Y             N               y            Y
Legg Mason Partners Variable
Small Cap Growth Portfolio                                    Class I              Y             N               Y            N

MET INVESTORS SERIES TRUST
MFS(R) Emerging Equity Markets Portfolio                      Class A              N             y               N            Y
MFS(R) Research International Portfolio                       Class B              Y             Y               Y            Y
Van Kampen Mid Cap Growth Portfolio
  (added 04/28/2008, as  substitution for Putnam
  VT Discovery Growth Fund)                                   Class B              Y             Y               Y            Y

METROPOLITAN SERIES FUND
Jennison Growth Portfolio
  (added 04/28/2008,
as substitution  for Van Kampen LIT
Strategic Growth Portfolio)                                   Class A              Y             N               Y            N
Jennison Growth Portfolio
  (added 04/28/2008, as  substitution for Van
  Kampen LIT Strategic Growth Portfolio)                      Class B              N             N               N            Y
T. Rowe Price Large Cap Growth Portfolio                      Class B              Y             y               Y            N

WELLS FARGO VARIABLE TRUST
Wells Fargo VT Advantage Small/Mid
Cap Value Fund                                                                     N             N               N            Y

CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION):

MET INVESTORS SERIES TRUST
MFS Emerging Markets Equity Portfolio
(added 04/28/2008,  as substitution for Templeton
Developing Markets Securities Fund)                           Class B              N             y               N            N
Lazard Mid Cap Portfolio
(closed 04/28/2008, after merger
from Batterymarch Mid-Cap Stock Portfolio)                    Class A              N             y               N            N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Capital Portfolio
  (closed to new deposits, 04/28/2008)                   Single Share Class        Y             N               Y            N
Legg Mason Partners Variable Dividend Strategy
  Portfolio (as of 04/28/2008, closed
  status changed to "hard close")                        Single Share Class        Y             N               Y            N
Legg Mason Partners Variable Fundamental
  Value Portfolio (closed 04/28/2008)                         Class I              Y             N               y            N
Legg Mason Partners Variable Large Cap Growth
 Portfolio (closed 04/28/2008                                 Class I              y             N               Y            N

NO ASSETS REMAIN
METROPOLITAN SERIES FUND
Capital Guardian U.S. Equity Portfolio
(merged 05/04/2009 into Pioneer Fund Portfolio)               Class A
VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Enterprise Portfolio
(portfolio liquidated  05/04/2009; assets moved
 to BlackRock Money Market Portfolio)                     Class II Shares
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable
Appreciation Portfolio  (Class II shares
exchanged 05/04/2009 into Class I)                            Class II
Legg Mason Partners Variable
Equity Index Portfolio  (substituted 05/04/2009)
 into MetLife Stock Index Portfolio)                          Class II

MetLife of Connecticut, No. 99031                           Page 3 of 3
Amendment No. 14